UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 - September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Master
Intermediate
Income Trust

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	17

Financial statements	18

Federal tax information	81

Shareholder meeting results	82

About the Trustees	83

Officers	85

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and the relative stability of net asset value.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Master Intermediate Income Trust perform for the 12 months ended September 30, 2010?

The fund enjoyed an exceptional fiscal year, outperforming both its benchmark and its Lipper peer group average by wide margins. The fund returned 17.33% at net asset value versus 8.73% for the Barclays Capital Government/Credit Bond Index and 12.43% for Lipper Flexible Income Funds [closed-end].

What was the environment like for fixed-income investing over the past 12 months?

From the fall of 2009 through this past summer, developed countries have slowly emerged from recession, multi-national corporations have restored their balance sheets and found ever-increasing access to the credit markets, and U.S. growth has been balky as unemployment remained stubbornly high and housing woes persisted. Bonds that were directly or indirectly negatively affected during the financial crisis and deleveraging process that took place in 2008 have made dramatic price recoveries in many cases. Interest-rate spreads for fixed-income issues such as commercial mortgage-backed securities [CMBS] versus Treasuries narrowed substantially, as CMBS prices have risen. In addition, fixed-income market sectors that carry greater perceived risk — including high-yield bonds and emerging-market bonds — performed well as credit flows in the global markets have gradually been restored.

Although the track for the global economy and financial markets has generally been positive, concerns over a possible “double-dip” recession scenario have periodically arisen. In addition, the European sovereign debt worries rose to crisis levels this past April and May, forcing AAA-rated Germany to come to Greece’s rescue and the European Central Bank [ECB] to purchase sovereign bonds of

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

several troubled European nations to ensure market liquidity. In late August, global markets responded positively to Federal Reserve [Fed] Chairman Ben Bernanke’s speech at Jackson Hole, Wyoming. Bernanke strongly hinted that the Fed would take additional “quantitative easing” measures. For example, one such measure might be to purchase additional long-dated Treasury securities on the open market with a goal of stimulating the economy by increasing the overall money supply to try to ensure continued economic progress.

What has accounted for the fund’s strong absolute and relative performance?

The fund’s core strategy is to employ a multi-faceted approach to fixed-income investing. We can select from a number of possible strategies — including the use of derivatives — where we have years of solid experience.

In 2008, we made a significant investment in longer-term commercial mortgages at price levels that we felt entailed low risk to the fund, at a time when those instruments were under stress. Those investments paid off but longer-term commercial mortgage instruments are approaching fair value as their prices have rebounded.

More recently, we have employed three primary mortgage strategies as we seek to benefit from these securities’ abundant cash flows, and in some cases their price appreciation potential.

Credit qualities are shown as a percentage of net assets as of 9/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

First, the fund established a moderate position in short-term CMBS. Our analysis suggested that these securities, which are typically very liquid, were undervalued relative to their liquidity risk. Our short-term CMBS holdings have performed very well for the fund.

Our mortgage-security position also includes agency inverse interest-only securities, or IOs. IO securities are backed by interest payments on agency mortgage loans, and our holdings there have accumulated steady cash flows during the most recent fiscal year. The main risk to IO holders is the prepayment of mortgages. Because prepayments are driven primarily by home values, with the majority of home values either stable or depressed at present, the rate of agency prepayments has been slow on a relative basis. This element of our strategy has contributed strongly to performance. Although prepayment risk was low during the period, in our mortgage security position, we also employed options to hedge duration, convexity, and prepayment risk in the portfolio, such as those imbedded in our investments in agency inverse IO securities.

The third part of our mortgage strategy, investments in non-agency residential mortgage-backed securities [RMBS], has also helped performance. Within the RMBS area, we have emphasized hybrid adjustable-rate mortgages [ARMs], securities that combine features of both fixed-rate and adjustable-rate mortgages. We have also invested in Alt-A mortgages — considered riskier than standard prime mortgages but higher quality than subprime mortgages because Alt-A borrowers must have a reasonable credit history — at what we feel are very attractive prices.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/10. Short-term holdings are excluded. Holdings will vary over time.

To hedge foreign exchange risk in the portfolio, the fund also uses currency-forward contracts, which lock in a given currency exchange rate at a specific future date.

What else contributed to performance?

We had several. Because strategies among major central banks around the world on how best to deal with the various economic challenges have continued to diverge — for example, the aggressive anti-inflation policy of the ECB compared with the accommodative pro-growth/anti-deflation policy of the Fed — the fund has benefited from our decision to make calls regarding “term structure.” This means that we are investing based on the direction of interest-rate movements among various countries. We also employ interest-rate futures and swap contracts to actively manage the fund’s term-structure risk — that is, the risk related to changes in interest rates along the yield curve. Government policy intervention, net borrowing levels, quantitative easing, and artificially low central bank rates have opened up significant opportunities in term-structure strategies, an area that had been relatively dormant for years.

Outside the U.S. market, we have positioned the fund to benefit from sovereign bond investments among developed and emerging-market countries that have avoided major problems in their banking systems and are now enjoying robust growth. Within this strategy we are overweighting “global winners” such as Canada, Sweden, Turkey, and Brazil. Recently, we have been increasing the fund’s position in BBB- and B-rated corporate bonds as yields for many of these issues are very attractive. The companies we are investing in are benefiting from increased access to the capital markets, the ability to refinance debt at lower coupons, and a healthy cash buildup.

What areas detracted from performance?

As I mentioned, we recently have been adding to corporate credit, a sector that performed strongly over the past 12 months. Almost all areas of the portfolio have done very well in this period, but a larger corporate credit position could have boosted returns somewhat. However, we believed that the risks of a stalled recovery and increased defaults in corporate debt, particularly among

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

lower-rated securities, made the sector less appealing than other areas of the market.

What is your outlook?

We believe that the global growth dynamic will remain muted in the coming months, compared with other periods when the world has emerged from recession. Head winds that may prevent a more robust recovery include continued high unemployment in many countries, a weak housing market here in the United States as well as in key areas abroad, and high sovereign debt levels across much of the developed world. Because of these factors, we feel that most major central banks will be forced to maintain low short-term interest rates for the time being. For these reasons, independent of any particular economic scenario, we will continue to invest in very high-quality, relatively short-term bonds with high-quality cash flows. The superior quality of these securities’ cash flows comes from the fact that they are agency-backed, or because their collateral has been unduly discounted.

In an uncertain macroeconomic environment, it’s important to be nimble and flexible. One of the key features of this fund is its ability to pursue a wide range of investment opportunities as they arise. Going forward, we will continue to seek out the most compelling opportunities that our research and portfolio management team uncovers.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report an increase in your fund’s dividend rate at the beginning of its current fiscal year. The dividend was increased from $0.045 per share to $0.053 per share as of October 2009, an increase of 17.54%, due to the increase in yields from asset-backed and commercial mortgage-backed securities.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2010, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/10

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.47%	7.48%

10 years	96.24	134.14
Annual average	6.97	8.88

5 years	34.01	63.29
Annual average	6.03	10.30

3 years	18.77	42.31
Annual average	5.90	12.48

1 year	17.33	25.33

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/10

		Citigroup		Lipper Flexible
	Barclays Capital	Non-U.S. World	JPMorgan	Income Funds
	Government/Credit	Government	Global High	(closed-end)
	Bond Index	Bond Index	Yield Index	category average*

Annual average (life of fund)	7.47%	6.97%	—†	7.11%

10 years	88.08	116.00	122.96%	76.19
Annual average	6.52	8.01	8.35	5.71

5 years	34.75	42.44	49.82	31.78
Annual average	6.15	7.33	8.42	5.64

3 years	24.11	27.50	28.46	17.96
Annual average	7.46	8.44	8.71	5.59

1 year	8.73	4.47	18.46	12.43

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 6, 5, 5, 4, and 2 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions

Number	12

Income	$1.077

Capital gains	—

Total	$1.077

Share value	NAV	Market price

9/30/09	$5.94	$5.99

9/30/10	5.83	6.28

Current yield (end of period)

Current dividend rate*	10.91%	10.13%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st percentile in total expenses as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds).

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	34th

Three-year period	84th

Five-year period	84th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 5, 5 and 5 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for each of the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PFTC for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2010

The fund’s portfolio 9/30/10

MORTGAGE-BACKED SECURITIES (42.5%)*	Principal amount		Value

Adjustable Rate Mortgage Trust FRB Ser. 07-1, Class 2A1,
5.721s, 2037		$668,676	$421,893

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		4,010,000	3,027,550

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049		168,000	177,777
Ser. 07-5, Class XW, IO, 0.598s, 2051		111,636,972	2,295,428

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	120,050
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	270,325

Banc of America Funding Corp. FRB Ser. 06-D, Class 6A1,
5.595s, 2036		2,430,232	1,603,953

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.436s, 2037		840,691	545,136

Bayview Commercial Asset Trust 144A Ser. 07-5A, IO,
3.047s, 2037		877,615	91,974

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 6.16s, 2036		2,357,652	1,532,484
Ser. 06-4, Class 22A1, 5.65s, 2036		794,483	382,862
FRB Ser. 05-10, Class 25A1, 5.607s, 2036		1,135,963	732,696
FRB Ser. 07-1, Class 21A1, 5.379s, 2047		1,263,026	852,542

Bear Stearns Alt-A Trust 144A FRB Ser. 06-7,
Class 1AE4, 5.836s, 2046		3,361,867	2,252,461

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.594s, 2047		7,273,852	4,618,622

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4,
Class A1, 0.556s, 2037		1,442,719	757,427

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.495s, 2032		410,000	422,414

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.136s, 2050		61,597,377	465,079

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.806s, 2036		1,223,302	700,637
FRB Ser. 05-10, Class 1A5A, 5.647s, 2035		481,180	321,187
FRB Ser. 06-AR7, Class 2A2A, 5.407s, 2036		878,683	518,423
FRB Ser. 05-10, Class 1A4A, 5.379s, 2035		1,182,560	753,882

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.141s, 2044		36,247,079	226,043

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.964s, 2014 (United Kingdom)	GBP	444,023	488,463
FRB Ser. 05-CT2A, Class E, 1.79s, 2014 (United Kingdom)	GBP	226,682	267,181

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$931,073	542,908
Ser. 07-16CB, Class 4A7, 6s, 2037		326,246	244,685
Ser. 06-45T1, Class 2A2, 6s, 2037		2,464,837	1,745,203
Ser. 06-45T1, Class 2A5, 6s, 2037		501,905	361,371
Ser. 06-J8, Class A4, 6s, 2037		1,944,531	1,147,273
Ser. 06-40T1, Class 1A11, 6s, 2037		731,045	537,459
Ser. 06-41CB, Class 1A7, 6s, 2037		541,993	392,945

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
Ser. 05-80CB, Class 2A1, 6s, 2036		$1,619,202	$1,262,978
FRB Ser. 07-HY4, Class 4A1, 5.658s, 2047		1,064,757	747,337
FRB Ser. 07-HY4, Class 3A1, 5.591s, 2047		792,360	580,245
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		1,216,452	1,155,629
Ser. 07-8CB, Class A1, 5 1/2s, 2037		778,383	583,544
FRB Ser. 06-23CBC, Class 2A5, 0.656s, 2036		2,710,004	1,355,002
FRB Ser. 06-18CB, Class A7, 0.606s, 2036		1,535,899	900,221
FRB Ser. 06-24CB, Class A13, 0.606s, 2036		654,098	406,972
FRB Ser. 06-OC10, Class 2A2A, 0.436s, 2036		1,885,000	1,002,990

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.512s, 2035		38,729	29,821
FRB Ser. 05-HYB4, Class 2A1, 2.917s, 2035		1,937,294	1,394,852

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.646s, 2035		6,548,732	954,252
Ser. 06-R1, Class AS, IO, 5.471s, 2036		1,373,863	151,984
Ser. 05-R3, Class AS, IO, 5.523s, 2035		460,206	60,402
Ser. 06-R2, Class AS, IO, 5.528s, 2036		1,995,767	239,492
Ser. 05-R2, Class 1AS, IO, 5.295s, 2035		720,193	97,468

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A4, 6.131s, 2037		607,885	390,946
Ser. 06-6, Class 1A4, 6s, 2036		1,042,122	627,983
Ser. 07-1, Class 1A1A, 5.942s, 2037		417,656	258,947
Ser. 07-3, Class 1A1A, 5.837s, 2037		860,589	542,171

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	1,051,241
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	46,241
FRB Ser. 05-TFLA, Class L, 2.107s, 2020		699,000	545,220

Deutsche Alternative Securities, Inc. FRB Ser. 06-AR3,
Class A1, 0.446s, 2036		1,256,065	636,423

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	286,492

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.592s, 2014 (United Kingdom)	GBP	270,053	29,708

Federal National Mortgage Association
IFB Ser. 10-100, Class CS, IO, 6.394s, 2040		$4,054,145	593,478
IFB Ser. 10-35, Class SG, IO, 6.144s, 2040		5,049,724	748,975
IFB Ser. 10-110, Class SB, IO, 5.74s, 2040		8,511,000	1,222,775
Ser. 10-98, Class DI, IO, 5s, 2040		947,188	153,833
Ser. 10-68, Class CI, IO, 5s, 2038		1,874,370	296,675
IFB Ser. 06-62, Class PS, 38.363s, 2036		490,751	831,824
IFB Ser. 06-115, Class ES, 25.535s, 2036		363,115	551,705
IFB Ser. 05-99, Class SA, 23.627s, 2035		382,808	563,394
IFB Ser. 05-74, Class DM, 23.444s, 2035		660,363	979,447
IFB Ser. 08-24, Class SP, 22.344s, 2038 F		233,723	351,065
IFB Ser. 05-95, Class OP, 19.564s, 2035		280,468	420,183
IFB Ser. 05-83, Class QP, 16.728s, 2034		313,778	407,401
IFB Ser. 03-W6, Class 4S, IO, 7.344s, 2042		2,524,569	506,277
IFB Ser. 06-24, Class QS, IO, 6.944s, 2036		3,564,094	653,512
IFB Ser. 04-89, Class EI, IO, 6.894s, 2034		3,237,650	479,101
IFB Ser. 04-24, Class CS, IO, 6.894s, 2034		269,025	46,742

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 03-130, Class BS, IO, 6.794s, 2033 F	$1,614,125	$245,251
IFB Ser. 03-34, Class WS, IO, 6.744s, 2029 F	2,155,916	212,609
IFB Ser. 05-48, Class SM, IO, 6.544s, 2034	674,294	96,701
IFB Ser. 07-54, Class CI, IO, 6.504s, 2037 F	776,377	114,634
IFB Ser. 07-28, Class SE, IO, 6.494s, 2037 F	156,489	22,999
IFB Ser. 07-24, Class SD, IO, 6.494s, 2037	589,194	88,579
IFB Ser. 05-90, Class GS, IO, 6.494s, 2035	110,611	16,015
IFB Ser. 05-90, Class SP, IO, 6.494s, 2035	398,388	54,545
IFB Ser. 06-123, Class CI, IO, 6.484s, 2037	1,538,299	248,804
IFB Ser. 06-36, Class SP, IO, 6.444s, 2036	698,791	87,077
IFB Ser. 06-22, Class QM, IO, 6.444s, 2036	106,796	19,415
IFB Ser. 06-23, Class SP, IO, 6.444s, 2036	811,582	128,457
IFB Ser. 06-16, Class SM, IO, 6.444s, 2036 F	1,564,383	260,954
IFB Ser. 06-3, Class SB, IO, 6.444s, 2035	8,417,019	1,491,075
IFB Ser. 05-23, Class SG, IO, 6.444s, 2035	1,207,675	190,342
IFB Ser. 05-29, Class SX, IO, 6.444s, 2035	1,140,926	171,255
IFB Ser. 05-57, Class DI, IO, 6.444s, 2035	2,154,774	268,077
IFB Ser. 05-7, Class SC, IO, 6.444s, 2035 F	230,696	23,029
IFB Ser. 04-92, Class S, IO, 6.444s, 2034	2,017,856	272,269
IFB Ser. 06-128, Class GS, IO, 6.424s, 2037 F	848,399	123,410
IFB Ser. 06-51, Class SP, IO, 6.394s, 2036	3,849,780	592,789
IFB Ser. 04-92, Class SQ, IO, 6.394s, 2034	879,868	134,245
IFB Ser. 06-109, Class SH, IO, 6.364s, 2036 F	812,972	136,658
IFB Ser. 06-111, Class SB, IO, 6.364s, 2036	667,925	98,506
IFB Ser. 06-103, Class SB, IO, 6.344s, 2036 F	254,769	33,543
IFB Ser. 06-8, Class HJ, IO, 6.344s, 2036	576,918	83,647
IFB Ser. 05-122, Class SG, IO, 6.344s, 2035	696,257	100,999
IFB Ser. 05-122, Class SW, IO, 6.344s, 2035	868,887	121,097
IFB Ser. 06-17, Class SI, IO, 6.324s, 2036	682,807	96,965
IFB Ser. 06-86, Class SB, IO, 6.294s, 2036	509,469	78,774
IFB Ser. 07-15, Class NI, IO, 6.244s, 2022	2,785,427	342,843
IFB Ser. 10-27, Class BS, IO, 6.194s, 2040	807,362	108,795
IFB Ser. 06-79, Class SH, IO, 6.194s, 2036	1,559,592	257,083
IFB Ser. 07-30, Class LI, IO, 6.184s, 2037	1,674,610	252,782
IFB Ser. 07-30, Class OI, IO, 6.184s, 2037	5,196,562	853,587
IFB Ser. 07-89, Class SA, IO, 6.174s, 2037 F	1,538,182	208,989
IFB Ser. 07-44, Class SB, IO, 6.174s, 2037	1,242,386	189,128
IFB Ser. 07-54, Class GI, IO, 6.154s, 2037	4,534,289	600,793
IFB Ser. 10-2, Class LS, IO, 6.144s, 2037	1,246,838	156,134
IFB Ser. 06-116, Class TS, IO, 6.144s, 2036	441,344	70,681
IFB Ser. 06-115, Class JI, IO, 6.124s, 2036	2,087,718	321,571
IFB Ser. 06-123, Class LI, IO, 6.064s, 2037	1,384,918	206,491
IFB Ser. 10-2, Class SD, IO, 6.044s, 2040	1,740,451	181,922
IFB Ser. 07-81, Class IS, IO, 6.044s, 2037	2,632,346	358,762
IFB Ser. 08-11, Class SC, IO, 6.024s, 2038	131,232	18,811
IFB Ser. 09-104, Class KS, IO, 5.944s, 2039 F	10,905,763	1,312,419
IFB Ser. 09-88, Class SA, IO, 5.944s, 2039	720,147	91,696
IFB Ser. 07-39, Class AI, IO, 5.864s, 2037	1,515,406	211,384
IFB Ser. 07-32, Class SD, IO, 5.854s, 2037	1,030,129	138,725
IFB Ser. 07-42, Class S, IO, 5.844s, 2037	4,565,139	556,053

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 07-30, Class UI, IO, 5.844s, 2037	$857,187	$113,696
IFB Ser. 07-32, Class SC, IO, 5.844s, 2037 F	3,238,776	424,696
IFB Ser. 07-32, Class SG, IO, 5.844s, 2037 F	120,233	14,252
IFB Ser. 07-1, Class CI, IO, 5.844s, 2037 F	2,162,789	284,702
IFB Ser. 05-5, Class SP, IO, 5.794s, 2035 F	2,595,906	301,901
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	368,272	55,819
IFB Ser. 04-46, Class PJ, IO, 5.744s, 2034	832,306	105,112
IFB Ser. 09-3, Class SE, IO, 5.244s, 2037	1,106,679	138,047
Ser. 10-21, Class IP, IO, 5s, 2039 F	3,061,601	443,869
Ser. 378, Class 19, IO, 5s, 2035 F	4,201,701	468,361
Ser. 366, Class 22, IO, 4 1/2s, 2035	1,406,218	142,380
Ser. 03-W12, Class 2, IO, 2.229s, 2043	4,889,470	375,078
Ser. 03-W10, Class 3, IO, 1.791s, 2043	159,880	10,437
Ser. 03-W10, Class 1, IO, 1.673s, 2043	484,782	28,625
Ser. 03-W8, Class 12, IO, 1.637s, 2042	471,946	27,882
Ser. 03-W17, Class 12, IO, 1.139s, 2033	2,287,563	92,121
Ser. 06-26, Class NB, 1s, 2036	81,684	81,061
Ser. 03-T2, Class 2, IO, 0.811s, 2042	702,915	17,823
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	2,606,670	56,905
Ser. 02-T18, IO, 0.509s, 2042	4,415,869	81,928
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	2,175,947	41,926
Ser. 99-51, Class N, PO, zero %, 2029	41,178	37,902
FRB Ser. 05-91, Class EF, zero %, 2035	6,771	6,724
IFB Ser. 06-48, Class FG, zero %, 2036	60,030	55,778

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.13s, 2020	3,058,072	61,161

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class PS, 27.571s, 2032 F	365,063	541,383
IFB Ser. T-56, Class 2ASI, IO, 7.844s, 2043	570,735	115,873
Ser. T-57, Class 1AX, IO, 0.004s, 2043	1,505,134	20,077
IFB Ser. 3182, Class SP, 27.571s, 2032	333,504	500,505
IFB Ser. 3211, Class SI, IO, 26.583s, 2036	252,061	175,944
IFB Ser. 3408, Class EK, 24.758s, 2037	254,275	374,318
IFB Ser. 3077, Class ST, IO, 23.623s, 2035	321,117	193,072
IFB Ser. 2979, Class AS, 23.33s, 2034	143,456	205,326
IFB Ser. 3105, Class SI, IO, 18.955s, 2036	197,297	100,590
IFB Ser. 3031, Class BS, 16.082s, 2035 F	450,203	580,841
IFB Ser. 2684, Class SP, IO, 7.243s, 2033	1,215,000	213,984
IFB Ser. 3184, Class SP, IO, 7.093s, 2033 F	2,628,391	257,642
IFB Ser. 3110, Class SP, IO, 7.043s, 2035	1,401,884	262,292
IFB Ser. 3156, Class PS, IO, 6.993s, 2036	2,657,737	465,370
IFB Ser. 3149, Class LS, IO, 6.943s, 2036	7,206,473	1,383,427
IFB Ser. 3119, Class PI, IO, 6.943s, 2036	1,997,960	383,049
IFB Ser. 2882, Class NS, IO, 6.943s, 2034	1,016,437	126,607
IFB Ser. 3149, Class SE, IO, 6.893s, 2036	758,284	145,909
IFB Ser. 3203, Class SH, IO, 6.883s, 2036 F	707,391	112,663
IFB Ser. 3208, Class PS, IO, 6.843s, 2036	9,888,814	1,468,888
IFB Ser. 2835, Class AI, IO, 6.843s, 2034	1,090,316	184,024
IFB Ser. 2828, Class TI, IO, 6.793s, 2030	421,123	52,720
IFB Ser. 3249, Class SI, IO, 6.493s, 2036	487,895	77,205
IFB Ser. 3028, Class ES, IO, 6.493s, 2035 F	1,963,478	314,936

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3042, Class SP, IO, 6.493s, 2035	$719,925	$110,514
IFB Ser. 3287, Class SE, IO, 6.443s, 2037	1,886,883	283,693
IFB Ser. 3123, Class LI, IO, 6.443s, 2036	560,885	98,806
IFB Ser. 3107, Class DC, IO, 6.443s, 2035 F	607,418	95,740
IFB Ser. 3001, Class IH, IO, 6.443s, 2035	2,578,969	423,699
IFB Ser. 2935, Class SX, IO, 6.443s, 2035	2,199,366	236,542
IFB Ser. 2906, Class SW, IO, 6.443s, 2034	4,207,116	441,200
IFB Ser. 3256, Class S, IO, 6.433s, 2036	1,286,148	193,813
IFB Ser. 3031, Class BI, IO, 6.433s, 2035	497,204	89,415
IFB Ser. 3249, Class SM, IO, 6.393s, 2036	308,155	50,624
IFB Ser. 3240, Class SM, IO, 6.393s, 2036	292,219	42,682
IFB Ser. 3147, Class SD, IO, 6.393s, 2036	2,088,837	289,501
IFB Ser. 3398, Class SI, IO, 6.393s, 2036	2,429,375	319,997
IFB Ser. 3067, Class SI, IO, 6.393s, 2035	8,552,075	1,430,163
IFB Ser. 3128, Class JI, IO, 6.373s, 2036	253,505	38,379
IFB Ser. 3240, Class S, IO, 6.363s, 2036	2,485,406	397,814
IFB Ser. 3065, Class DI, IO, 6.363s, 2035	376,208	61,831
IFB Ser. 3145, Class GI, IO, 6.343s, 2036	222,497	33,977
IFB Ser. 3114, Class IP, IO, 6.343s, 2036	2,326,491	345,996
IFB Ser. 3510, Class IB, IO, 6.343s, 2036	1,068,253	217,881
IFB Ser. 3485, Class SI, IO, 6.293s, 2036	537,196	87,832
IFB Ser. 3346, Class SC, IO, 6.293s, 2033	14,422,933	2,051,230
IFB Ser. 3346, Class SB, IO, 6.293s, 2033	8,470,114	1,198,436
IFB Ser. 3510, Class IA, IO, 6.243s, 2037	333,492	46,365
IFB Ser. 3238, Class LI, IO, 6.233s, 2036	633,997	99,259
IFB Ser. 3171, Class PS, IO, 6.228s, 2036	965,824	130,591
IFB Ser. 3171, Class ST, IO, 6.228s, 2036 F	932,364	146,343
IFB Ser. 3449, Class SL, IO, 6.223s, 2037	80,878	10,640
IFB Ser. 3152, Class SY, IO, 6.223s, 2036	4,315,005	761,383
IFB Ser. 3510, Class DI, IO, 6.223s, 2035	2,906,818	460,643
IFB Ser. 3181, Class PS, IO, 6.213s, 2036	677,703	101,893
IFB Ser. 3361, Class SI, IO, 6.193s, 2037	89,634	12,411
IFB Ser. 3199, Class S, IO, 6.193s, 2036	1,823,340	285,954
IFB Ser. 3200, Class PI, IO, 6.193s, 2036	283,839	43,047
IFB Ser. 3261, Class SA, IO, 6.173s, 2037	648,957	101,140
IFB Ser. 3311, Class PI, IO, 6.153s, 2037	928,712	151,597
IFB Ser. 3510, Class AS, IO, 6.153s, 2037	173,399	28,540
IFB Ser. 3265, Class SC, IO, 6.153s, 2037	446,662	64,239
IFB Ser. 3240, Class GS, IO, 6.123s, 2036	1,424,109	218,786
IFB Ser. 3257, Class SI, IO, 6.063s, 2036	624,441	85,836
IFB Ser. 3242, Class SC, IO, 6.033s, 2036 F	7,750,777	990,066
IFB Ser. 3225, Class EY, IO, 6.033s, 2036	18,485,814	2,545,312
IFB Ser. 3225, Class JY, IO, 6.033s, 2036	2,617,135	393,460
IFB Ser. 3621, Class SB, IO, 5.973s, 2040	8,005,599	969,875
IFB Ser. 3502, Class DS, IO, 5.893s, 2039	516,063	61,890
IFB Ser. 3339, Class TI, IO, 5.883s, 2037	11,250,729	1,636,418
IFB Ser. 3303, Class SD, IO, 5.833s, 2037	1,030,666	122,562
IFB Ser. 3309, Class SG, IO, 5.813s, 2037 F	1,459,961	187,359
IFB Ser. 3424, Class UI, IO, 5.503s, 2037	963,249	116,303

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3707, Class IK, IO, 5s, 2040	$588,417	$100,384
Ser. 3645, Class ID, IO, 5s, 2040	1,538,415	224,393
Ser. 3653, Class KI, IO, 5s, 2038	3,608,887	510,621
Ser. 3687, Class HI, IO, 5s, 2038	2,520,421	400,419
Ser. 3632, Class CI, IO, 5s, 2038	1,996,740	300,609
Ser. 3626, Class DI, IO, 5s, 2037	1,494,614	149,147
Ser. 3623, Class CI, IO, 5s, 2036 F	1,337,128	115,605
Ser. 3707, Class HI, IO, 4s, 2023	1,584,909	138,695
Ser. 3707, Class KI, IO, 4s, 2023	3,044,911	232,783
Ser. 3331, Class GO, PO, zero %, 2037	8,392	8,298
Ser. 3289, Class SI, IO, zero %, 2037	79,234	1,590
Ser. 3124, Class DO, PO, zero %, 2036	32,872	30,453
Ser. 3106, PO, zero %, 2036	1,338	1,340
Ser. 3084, Class ON, PO, zero %, 2035	1,595	1,569
Ser. 2989, Class WO, PO, zero %, 2035	1,245	1,232
Ser. 2975, Class QO, PO, zero %, 2035	264	262
Ser. 2951, Class JO, PO, zero %, 2035	6,554	5,520
Ser. 2985, Class CO, PO, zero %, 2035	17,176	15,381
FRB Ser. 3345, Class TY, zero %, 2037	26,068	25,840
FRB Ser. 3299, Class FD, zero %, 2037	38,578	38,246
FRB Ser. 3304, Class UF, zero %, 2037	107,000	104,930
FRB Ser. 3326, Class XF, zero %, 2037 F	4,285	4,273
FRB Ser. 3273, Class HF, zero %, 2037	6,828	6,778
FRB Ser. 3326, Class YF, zero %, 2037 F	179,934	175,028
FRB Ser. 3235, Class TP, zero %, 2036	4,205	4,177
FRB Ser. 3251, Class TC, zero %, 2036	77,561	75,797
FRB Ser. 3129, Class TF, zero %, 2036	120,190	110,876
FRB Ser. 3072, Class TJ, zero %, 2035	30,617	27,725
FRB Ser. 3047, Class BD, zero %, 2035	29,421	28,853
FRB Ser. 3052, Class TJ, zero %, 2035	14,344	13,994
FRB Ser. 3326, Class WF, zero %, 2035 F	38,069	36,239
FRB Ser. 3030, Class EF, zero %, 2035	37,434	31,952
FRB Ser. 3033, Class YF, zero %, 2035	38,201	36,365
FRB Ser. 3251, Class TP, zero %, 2035	23,932	23,698
FRB Ser. 3412, Class UF, zero %, 2035	27,010	23,370
FRB Ser. 2958, Class TP, zero %, 2035	4,632	4,598
FRB Ser. 2958, Class FB, zero %, 2035	3,680	3,678
FRB Ser. 2947, Class GF, zero %, 2034	24,201	23,780
FRB Ser. 3006, Class TE, zero %, 2034	2,937	2,918

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	151,027	117,801

Government National Mortgage Association
IFB Ser. 09-88, Class MS, IO, 6.643s, 2039	3,332,059	382,864
IFB Ser. 09-76, Class MS, IO, 6.643s, 2039	386,196	43,625
IFB Ser. 08-79, Class ID, IO, 6.543s, 2035	1,467,875	238,954
IFB Ser. 09-61, Class SA, IO, 6.443s, 2039	10,405,508	1,181,962
IFB Ser. 10-98, Class CS, IO, 6.443s, 2038	1,174,201	199,074
IFB Ser. 10-98, Class SA, IO, 6.443s, 2038	1,136,221	191,805

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-32, Class SP, IO, 6.443s, 2036	$1,572,550	$189,115
IFB Ser. 10-113, Class AS, IO, 6.4s, 2039	1,138,000	206,809
IFB Ser. 10-85, Class SA, IO, 6.393s, 2040	492,290	79,165
IFB Ser. 10-85, Class HS, IO, 6.393s, 2040	3,120,201	492,867
IFB Ser. 10-85, Class AS, IO, 6.393s, 2039	1,608,560	251,547
IFB Ser. 10-85, Class SD, IO, 6.393s, 2038	1,075,283	165,056
IFB Ser. 09-106, Class LP, IO, 6.353s, 2036	416,123	51,212
IFB Ser. 10-80, Class S, IO, 6.343s, 2040	439,044	67,854
IFB Ser. 10-98, Class QS, IO, 6.343s, 2040	1,523,302	238,321
IFB Ser. 10-98, Class YS, IO, 6.343s, 2039	1,575,130	243,972
IFB Ser. 10-47, Class HS, IO, 6.343s, 2039	731,687	116,594
IFB Ser. 06-34, Class PS, IO, 6.333s, 2036	490,506	66,341
IFB Ser. 2010-68, Class SD, 6.324s, 2040	3,731,483	615,789
IFB Ser. 10-88, Class SA, IO, 6.293s, 2040	3,752,297	543,595
IFB Ser. 10-47, Class XN, IO, 6.293s, 2034	804,096	63,926
IFB Ser. 10-113, Class LS, IO, 6 1/4s, 2040	3,125,000	492,781
IFB Ser. 10-113, Class JS, IO, 6 1/4s, 2038	3,109,000	553,557
IFB Ser. 10-60, Class S, IO, 6.243s, 2040	2,940,007	436,826
IFB Ser. 10-62, Class PS, IO, 6.243s, 2040 F	4,323,192	613,209
IFB Ser. 09-104, Class KS, IO, 6.243s, 2039	6,688,469	734,947
IFB Ser. 10-53, Class SA, IO, 6.243s, 2039 F	3,159,140	395,185
IFB Ser. 10-31, Class GS, IO, 6.243s, 2039	3,818,164	560,354
IFB Ser. 10-2, Class SA, IO, 6.243s, 2037	1,720,562	221,195
IFB Ser. 09-24, Class SA, IO, 6.243s, 2037	6,739,888	487,361
IFB Ser. 09-127, Class PS, IO, 6.193s, 2038	6,418,272	920,120
IFB Ser. 07-35, Class KY, IO, 6.193s, 2037	3,572,037	403,604
IFB Ser. 09-102, Class SM, IO, 6.143s, 2039	6,088,714	648,829
IFB Ser. 09-35, Class SP, IO, 6.143s, 2037	2,332,277	268,025
FB Ser. 09-106, Class SC, IO, 6.093s, 2039	2,496,352	294,120
IFB Ser. 10-20, Class SE, IO, 5.993s, 2040	3,308,237	422,660
IFB Ser. 10-26, Class QS, IO, 5.993s, 2040	10,492,682	1,531,932
IFB Ser. 09-72, Class SM, IO, 5.993s, 2039	2,874,842	330,607
IFB Ser. 09-92, Class SA, IO, 5.993s, 2039 F	4,711,315	562,250
IFB Ser. 09-87, Class SN, IO, 5.993s, 2035	1,230,265	114,021
IFB Ser. 05-28, Class SA, IO, 5.943s, 2035	735,413	60,509
IFB Ser. 10-20, Class SC, IO, 5.893s, 2040	12,329,396	1,862,112
IFB Ser. 09-122, Class WS, IO, 5.893s, 2039	3,967,485	387,068
IFB Ser. 08-60, Class SH, IO, 5.893s, 2038 F	762,178	85,843
IFB Ser. 09-58, Class SD, IO, 5.843s, 2039	724,861	71,015
IFB Ser. 09-87, Class TS, IO, 5.843s, 2035	4,509,435	540,095
IFB Ser. 09-50, Class SW, IO, 5.743s, 2039	765,971	71,443
IFB Ser. 09-55, Class SN, IO, 5.743s, 2039	8,756,932	844,256
IFB Ser. 10-85, Class SN, IO, 5.683s, 2040	2,577,133	379,973
IFB Ser. 10-68, Class MS, IO, 5.593s, 2040	3,362,051	412,908
IFB Ser. 10-15, Class BS, IO, 5.523s, 2040	3,612,184	428,947
IFB Ser. 10-58, Class AI, IO, 5.513s, 2040	6,276,745	757,854
IFB Ser. 10-35, Class AS, IO, 5.493s, 2040	4,363,188	564,509
IFB Ser. 10-20, Class SD, IO, 5.423s, 2040	5,050,285	644,012
Ser. 09-101, Class IL, IO, 5s, 2038	1,624,784	249,226
Ser. 10-43, Class JI, IO, 5s, 2037 F	780,808	109,988

MORTGAGE-BACKED SECURITIES (42.5%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 10-109, Class CI, IO, 4 1/2s, 2037 F	$4,270,217	$614,628
Ser. 10-87, Class ID, IO, 4 1/2s, 2035	654,321	64,069
Ser. 06-36, Class OD, PO, zero %, 2036	19,879	18,716
FRB Ser. 07-16, Class WF, zero %, 2037	50,800	50,396

Greenwich Capital Commercial Funding Corp. FRB Ser. 06-GG7,
Class A2, 6.032s, 2038	1,084,178	1,104,366

GS Mortgage Securities Corp. II FRB Ser. 07-GG10, Class A3,
6.002s, 2045	334,000	362,172

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.334s, 2039	72,432,648	1,430,728

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	1,473,009	201,662
Ser. 05-RP3, Class 1AS, IO, 5.417s, 2035	244,260	32,580
FRB Ser. 05-RP3, Class 1AF, 0.606s, 2035	251,045	213,388

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.97s, 2037	2,623,117	1,783,720

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	1,262,765	688,207

IndyMac Inda Mortgage Loan Trust FRB Ser. 07-AR7,
Class 1A1, 5.953s, 2037	497,489	418,512

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR3, Class 2A1A, 5.619s, 2036	1,357,650	743,313
FRB Ser. 06-AR25, Class 5A1, 5.59s, 2036	647,763	382,438
FRB Ser. 07-AR15, Class 1A1, 5.554s, 2037	821,465	527,792
FRB Ser. 06-AR25, Class 3A1, 5.544s, 2036	915,076	539,895
FRB Ser. 07-AR9, Class 2A1, 5.472s, 2037	824,088	562,440
FRB Ser. 05-AR23, Class 6A1, 5.313s, 2035	586,519	448,687
FRB Ser. 05-AR31, Class 3A1, 5.166s, 2036	2,130,217	1,352,688
FRB Ser. 07-AR11, Class 1A1, 4.833s, 2037	990,262	549,596
FRB Ser. 06-AR41, Class A3, 0.436s, 2037	700,198	353,600
FRB Ser. 06-AR35, Class 2A1A, 0.426s, 2037	1,289,877	670,365

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.884s, 2036	540,403	421,515
FRB Ser. 06-A6, Class 1A1, 0.416s, 2036	909,063	525,764

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class X, IO, 0.6s, 2051	29,256,523	666,042

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.189s, 2051	65,506,793	648,969

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	208,779

MASTR Reperforming Loan Trust 144A Ser. 05-1, Class 1A4,
7 1/2s, 2034	589,876	557,433

Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 06-4, Class XC, IO, 0.177s, 2049	56,076,212	644,618

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.285s, 2028	1,067,434	54,866

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.126s, 2049	270,000	291,891

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5,
Class X, IO, 4.654s, 2017	2,326,180	186,094

MORTGAGE-BACKED SECURITIES (42.5%)* cont.		Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.139s, 2037		$784,796	$74,556

Morgan Stanley Capital I Ser. 98-CF1, Class E, 7.35s, 2032		1,252,000	1,329,523

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039		1,730,000	129,750

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.681s, 2036		553,947	382,224
FRB Ser. 07-14AR, Class 6A1, 5.432s, 2037		3,594,766	2,372,545
FRB Ser. 07-11AR, Class 2A1, 5.426s, 2037		2,557,231	1,285,009
FRB Ser. 06-6AR, Class 2A, 4.6274s, 2036		2,184,234	1,376,067
FRB Ser. 07-15AR, Class 2A1, 5.294s, 2037		508,468	349,158
FRB Ser. 07-11AR, Class 2A5, 4.787s, 2037		549,315	269,164
Ser. 05-5AR, Class 2A1, 3.037s, 2035		893,733	596,567
FRB Ser. 06-5AR, Class A, 0.506s, 2036		1,402,130	785,193

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043		1,215,429	1,257,969

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
2.009s, 2012		1,764	28

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.794s, 2035		129,867	23,478

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033 F		123,000	1,230

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		657,786	499,917
FRB Ser. 05-A2, Class A1, 0.756s, 2035		1,038,247	729,921

STRIPS 144A
Ser. 03-1A, Class N, 5s, 2018		193,000	156,330
Ser. 04-1A, Class N, 5s, 2018		153,716	132,195

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037 F		1,223,077	684,159
FRB Ser. 06-9, Class 1A1, 5.402s, 2036		755,583	454,620
FRB Ser. 06-12, Class 1A1, 0.416s, 2037		3,550,950	2,112,816

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.982s, 2037		4,009,828	621,379
Ser. 07-4, Class 1A4, IO, 1s, 2037		5,408,635	174,669

Structured Asset Securities Corp. 144A
Ser. 06-RF1, IO, 5.668s, 2036		21,015,964	3,070,055
Ser. 05-RF6, Class A, IO, 5.316s, 2043		552,758	77,752
Ser. 07-RF1, Class 1A, IO, 5.165s, 2037		4,438,139	581,219
Ser. 06-RF4, Class 1A, IO, 4.967s, 2036		286,198	39,480

Ursus PLC 144A FRB Ser. 1-A, Class D, 1.638s, 2012 (Ireland)	GBP	210,006	19,802

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C31, Class A3, 5.483s, 2047		$396,000	414,173
Ser. 07-C34, IO, 0.523s, 2046		17,823,676	317,440

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.557s, 2018		477,000	286,200

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6,
Class A1, 6.28s, 2037		4,005,605	2,878,090

Total mortgage-backed securities (cost $141,902,235)			$162,104,770

CORPORATE BONDS AND NOTES (25.9%)*	Principal amount		Value

Basic materials (1.8%)
Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		$46,000	$55,660

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		164,000	158,260

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		85,000	86,913

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.292s, 2013 (Netherlands)		215,000	194,575

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		315,000	326,813

FMG Resources August 2006 Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		312,000	384,150

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		106,000	117,925

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		55,000	57,063

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		45,000	46,125

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		64,000	66,560

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		160,000	156,800

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		90,000	93,150

International Paper Co. sr. unsec. notes 9 3/8s, 2019		100,000	129,250

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		340,000	371,450

Lyondell Chemical Co. sr. notes 11s, 2018		505,000	558,656

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		195,000	220,350

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		75,000	85,688

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		243,000	247,253

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	405,000	638,544

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	69,551

Sappi Papier Holding AG 144A company guaranty 6 3/4s,
2012 (Austria)		$86,000	86,678

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.149s, 2015 (Germany)	EUR	152,000	189,185

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$280,000	282,800

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		160,000	174,800

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		153,000	163,710

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		101,000	107,944

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		269,000	279,088

Stone Container Corp. escrow bonds 8 3/8s,
2012 (In default) †		240,000	8,700

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		168,000	211,562

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		291,000	353,565

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)		358,000	441,385

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Basic materials cont.
TPC Group, LLC 144A sr. notes 8 1/4s, 2017		$75,000	$75,938

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		55,000	56,100

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		95,000	98,563

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		238,000	260,610

			6,855,364
Capital goods (1.1%)
Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		140,000	142,100

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		199,000	207,458

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		224,720	243,821

Ball Corp. company guaranty sr. unsec. notes 7 3/8s, 2019		26,000	28,275

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016		39,000	42,120

Berry Plastic Corp. company guaranty 8 7/8s, 2014		413,000	401,643

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		390,000	397,800

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		49,000	50,531

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	50,000	70,904

Graham Packaging Co., Inc. 144A company
guaranty sr. notes 8 1/4s, 2018		$30,000	30,450

Impress Holdings BV company guaranty sr. bonds FRB
Ser. REGS, 3.96s, 2013 (Netherlands)	EUR	136,000	179,840

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$160,000	169,600

Mueller Water Products, Inc. 144A company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020		30,000	31,500

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	308,000	450,700

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	377,000	518,829

Ryerson, Inc. company guaranty sr. notes 12s, 2015		$334,000	344,020

Tenneco, Inc. company guaranty sr. unsec. sub. notes
8 5/8s, 2014		241,000	247,025

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		75,000	76,875

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017		147,000	153,615

TransDigm, Inc. company guaranty sr. sub. notes 7 3/4s, 2014		70,000	70,788

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		310,000	313,488

			4,171,382
Communication services (3.3%)
Angel Lux Common S.A.R.L. notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	64,000	92,420

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		$150,000	161,438

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017		160,000	176,800

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016		452,462	537,299

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Communication services cont.
Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		$146,000	$154,030

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		88,000	88,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		75,000	73,125

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		295,000	317,863

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		248,000	256,680

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		354,000	382,320

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		480,000	509,400

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		81,000	84,746

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		245,000	249,900

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		838,000	906,088

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		62,000	67,193

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		253,000	271,026

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		225,000	226,125

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)		268,000	277,380

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		340,000	319,600

Magyar Telecom BV 144A company guaranty sr. notes
9 1/2s, 2016 (Hungary)	EUR	246,000	327,271

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		$103,000	106,605

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		312,000	326,820

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		275,000	281,875

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		425,000	483,438

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		38,000	39,710

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		190,000	193,800

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		181,000	184,620

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	84,750

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,003,000	1,100,793

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		105,000	115,500

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		180,000	193,500

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,100,000	1,193,500

TDC A/S sr. unsec. unsub. bonds 5 7/8s, 2015 (Denmark)	EUR	150,000	217,017

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	293,000	431,672

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Communication services cont.
Unitymedia Hessen/NRW 144A company guaranty sr. notes
8 1/8s, 2017 (Germany)	EUR	218,000	$309,808

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	361,000	527,507

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	50,000	87,772

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	208,934	303,159

Windstream Corp. company guaranty 8 5/8s, 2016		$590,000	623,925

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		135,000	140,738

Windstream Corp. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		60,000	62,100

			12,487,313
Conglomerates (0.1%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		115,000	125,350

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017		70,000	74,200

			199,550
Consumer cyclicals (4.4%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		25,000	27,813

Affinion Group, Inc. company guaranty 11 1/2s, 2015		250,000	264,063

Affinion Group, Inc. company guaranty 10 1/8s, 2013		285,000	292,838

AMC Entertainment, Inc. company guaranty 11s, 2016		251,000	267,943

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		205,000	206,794

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		130,000	123,013

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		190,000	185,250

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		260,000	277,550

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		255,000	261,375

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		220,000	216,700

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		100,000	101,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		75,000	73,688

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014		250,000	261,250

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018		70,000	73,500

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		120,000	122,700

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		200,000	156,000

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		453,000	483,578

Codere Finance Luxembourg SA sr. sec. notes Ser. REGS,
8 1/4s, 2015 (Luxembourg)	EUR	227,000	303,942

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		$155,000	166,625

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		257,000	276,275

CORPORATE BONDS AND NOTES (25.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$30,000	$31,388

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		117,000	130,455

DISH DBS Corp. company guaranty 6 5/8s, 2014		634,000	662,530

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 5/8s, 2015		250,000	257,080

Goodman Global Group, Inc. sr. unsec. disc. notes zero %, 2014		295,000	188,800

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016		270,000	297,000

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		311,000	352,208

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		460,000	512,268

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014		395,000	380,188

Harrah’s Operating Co., Inc. company guaranty sr. notes 10s, 2018		150,000	119,813

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		350,000	383,250

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017		63,000	73,553

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		150,000	135,750

ISS Financing PLC sr. bond Ser. REGS, 11s, 2014
(United Kingdom)	EUR	100,000	149,520

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	50,000	71,596

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,280

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$165,000	170,775

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		100,000	114,500

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		195,000	206,700

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		250,000	267,188

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		795,000	856,613

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		70,000	74,025

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020		235,000	243,813

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020		75,000	81,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		195,000	205,725

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		340,000	51,000

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		205,000	208,075

Navistar International Corp. sr. notes 8 1/4s, 2021		260,000	277,875

NBTY, Inc. 144A company guaranty sr. notes 9s, 2018		30,000	31,500

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡		270,000	280,463

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		168,000	176,610

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		383,000	383,479

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. notes 11s, 2013		$185,511	$197,105

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		497,000	590,188

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		50,000	53,125

Penske Automotive Group, Inc. company guaranty 7 3/4s, 2016		160,000	156,200

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		100,000	104,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		55,000	58,369

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		320,000	309,600

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		75,000	75,563

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		145,000	164,213

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		117,000	117,878

Sinclair Television Group, Inc. 144A sr. notes 8 3/8s, 2018		104,000	104,780

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		403,000	443,804

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		71,000	67,983

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		395,000	446,350

Toys R US-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		45,000	46,350

Travelport LLC company guaranty 11 7/8s, 2016		159,000	170,130

Travelport LLC company guaranty 9 7/8s, 2014		155,000	159,456

Travelport LLC/Travelport, Inc. 144A company
guaranty sr. unsec. notes 9s, 2016		90,000	89,550

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	110,000	151,025

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$150,000	159,375

TVN Finance Corp. PLC company guaranty sr. unsec.
Ser. REGS, 10 3/4s, 2017 (United Kingdom)	EUR	55,000	83,242

TVN Finance Corp. PLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017 (United Kingdom)	EUR	152,000	230,051

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		$390,579	373,979

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		245,000	252,656

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		263,355	81,640

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020		105,000	110,775

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		125,000	143,750

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		125,000	129,063

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		215,000	233,275

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) † F		83,000	—

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) † F		239,000	—

			16,888,392

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Consumer staples (0.9%)
Archibald Candy Corp. company guaranty 10s, 2011 (In default) † F		$88,274	$1,363

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		105,000	111,038

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		345,000	338,963

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		198,000	202,208

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		215,000	220,375

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		23,000	24,524

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		111,000	118,076

Dean Foods Co. company guaranty 7s, 2016		48,000	47,100

Dole Food Co. 144A sr. sec. notes 8s, 2016		160,000	167,400

Europcar Groupe SA company guaranty sr. sub. bond FRB
Ser. REGS, 4.399s, 2013 (France)	EUR	127,000	160,562

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		$65,000	50,050

Hertz Corp. company guaranty 8 7/8s, 2014		170,000	174,463

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		65,000	65,000

Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	156,000	223,085

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		$180,000	192,600

Libbey Glass, Inc. 144A sr. notes 10s, 2015		54,000	58,050

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		145,000	150,075

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		315,000	290,194

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		277,000	232,680

Rite Aid Corp. 144A company guaranty sr. unsub. notes 8s, 2020		55,000	55,825

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		115,000	118,450

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		230,000	246,675

West Corp. company guaranty 9 1/2s, 2014		264,000	276,210

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		29,000	29,580

			3,554,546
Energy (5.0%)
Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		250,000	275,489

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		305,000	322,156

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		221,000	223,486

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015		65,000	56,063

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018		75,000	77,250

Bristow Group, Inc. company guaranty 6 1/8s, 2013		295,000	298,688

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		320,000	311,200

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020		140,000	142,100

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		495,000	572,963

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Energy cont.
Complete Production Services, Inc. company guaranty 8s, 2016		$388,000	$399,640

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		510,000	510,653

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015
(Canada)		369,000	374,535

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		75,000	81,750

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		125,000	136,563

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		710,000	768,575

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		320,000	335,200

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		345,000	357,938

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		405,000	401,456

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		215,000	204,788

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s, 2014		520,000	529,100

Forest Oil Corp. sr. notes 8s, 2011		540,000	571,050

Gaz Capital SA 144A company guaranty sr. unsec. bond
8.146s, 2018 (Russia)		176,000	205,278

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		2,055,000	2,544,172

Gazprom Via White Nights Finance BV notes 10 1/2s, 2014
(Russia)		230,000	275,545

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		455,000	460,688

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		340,000	325,550

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014		165,000	168,300

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	98,000	159,487

KazMunaiGaz Finance Sub BV 144A notes 7s, 2020 (Kazakhstan)		$155,000	170,888

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014		180,000	189,900

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		200,000	217,922

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		348,000	355,830

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015		115,000	120,750

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)		430,000	326,800

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)		200,000	203,000

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)		175,000	177,188

Peabody Energy Corp. company guaranty 7 3/8s, 2016		529,000	576,610

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		19,000	20,449

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		440,000	534,600

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)		1,665,000	965,700

CORPORATE BONDS AND NOTES (25.9%)* cont.		Principal amount	Value

Energy cont.
Petroleos de Venezuela SA sr. unsec. bonds zero %, 2011
(Venezuela)		$585,000	$539,663

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)		200,000	127,200

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)		1,080,000	632,146

Petroleos Mexicanos 144A company guaranty bonds 5 1/2s,
2021 (Mexico)		175,000	186,375

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)		545,000	667,625

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018		240,000	266,400

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		70,000	73,413

Plains Exploration & Production Co. company guaranty 7s, 2017		80,000	82,000

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016		270,000	307,800

Power Sector Assets & Liabilites Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		425,000	514,250

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020		150,000	156,000

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		124,000	127,720

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		455,000	443,625

			19,073,517
Financials (4.8%)
Ally Financial Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		565,000	601,725

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		25,000	25,844

Ally Financial, Inc. company guaranty sr. unsec. notes 6 7/8s, 2012		403,000	420,631

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012		512,000	529,920

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		53,000	54,656

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.497s, 2014		39,000	34,868

Ally Financial, Inc. 144A company guaranty sr. unsec. notes
8.3s, 2015		65,000	70,850

Banco Do Brasil 144A sr. unsec. 5.585s, 2017 (Brazil)	BRL	436,000	257,210

Biz Finance PLC for Ukreximbank sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$200,000	206,136

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.176s, 2012		541,876	532,331

CIT Group, Inc. sr. bond 7s, 2017		763,000	746,786

CIT Group, Inc. sr. bond 7s, 2016		544,000	535,840

CIT Group, Inc. sr. bond 7s, 2015		144,000	142,920

CIT Group, Inc. sr. bond 7s, 2014		96,000	95,760

CIT Group, Inc. sr. bond 7s, 2013		195,000	195,975

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		95,000	92,150

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount		Value

Financials cont.
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		$65,000	$64,188

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		385,000	386,925

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		1,000,000	1,046,887

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
3 3/4s, 2011	RUB	22,000,000	714,472

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.171s, 2012	INR	19,000,000	437,076

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$100,000	107,500

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		252,000	252,630

Pinafore LLC/Pinafore, Inc. 144A company
guaranty sr. notes 9s, 2018		95,000	99,750

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		3,585,000	3,558,579

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 9s, 2014 (Russia)		1,425,000	1,635,188

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		137,000	145,189

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	162,829

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.251s, 2014		60,000	51,075

VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		130,000	133,250

VTB Capital SA 144A sr. unsec. notes 7 1/2s, 2011 (Russia)		1,925,000	2,021,250

VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		1,385,000	1,459,513

VTB Capital SA 144A sr. unsec. unsub. notes 6.609s, 2012 (Russia)		1,390,000	1,460,084

			18,279,987
Health care (1.6%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		245,000	270,419

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		160,000	171,200

Community Health Systems, Inc. company guaranty 8 7/8s, 2015		271,000	287,938

DaVita, Inc. company guaranty 6 5/8s, 2013		119,000	120,934

DaVita, Inc. company guaranty sr. unsec. sub. notes 7 1/4s, 2015		60,000	62,288

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		394,000	427,490

HCA, Inc. sr. sec. notes 9 1/4s, 2016		681,000	737,183

HCA, Inc. sr. sec. notes 9 1/8s, 2014		235,000	247,631

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		150,000	156,750

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		545,000	546,363

Select Medical Corp. company guaranty 7 5/8s, 2015		345,000	336,806

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	725,810

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015		9,000	9,540

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		310,000	316,588

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		120,841	122,654

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		119,000	135,958

Tenet Healthcare Corp. sr. notes 9s, 2015		483,000	525,263

Tenet Healthcare Corp. 144A sr. unsec. notes 8s, 2020		175,000	174,563

CORPORATE BONDS AND NOTES (25.9%)* cont.		Principal amount	Value

Health care cont.
US Oncology Holdings, Inc. sr. unsec. notes FRN 6.737s, 2012 ‡‡		$125,000	$118,750

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		30,000	30,675

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		30,000	30,600

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		305,000	326,196

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R		173,000	177,349

			6,058,948
Technology (1.0%)
Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020		60,000	61,950

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		64,000	60,640

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		241,000	222,323

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020		160,000	172,400

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017		201,000	214,568

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡		264,541	213,948

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015		97,000	79,298

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		161,000	115,920

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		75,000	77,813

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡		24,671	24,671

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014		426,000	425,468

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016		4,000	3,640

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		335,000	355,938

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		470,000	494,675

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		464,000	494,160

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		310,000	326,275

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		326,000	332,928

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015		320,000	381,600

			4,058,215
Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016 (United Kingdom)	GBP	157,000	251,123

Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s,
2017 (Spain)	EUR	120,000	162,066

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		$136,000	149,090

			562,279
Utilities and power (1.8%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		475,000	513,000

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		160,000	162,333

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		165,000	168,713

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		425,000	432,438

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		245,000	167,825

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Utilities and power cont.
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	$151,000	$118,158

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	69,000	64,343

Edison Mission Energy sr. unsec. notes 7.2s, 2019	147,000	104,003

Edison Mission Energy sr. unsec. notes 7s, 2017	23,000	16,618

El Paso Corp. sr. unsec. notes 12s, 2013	516,000	630,810

El Paso Natural Gas Co. debs. 8 5/8s, 2022	247,000	304,902

Energy Future Holdings Corp. 144A sr. sec. bond 10s, 2020	595,000	590,692

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020	196,000	194,513

GenOn Escrow Corp. 144A sr. unsec. notes 9 1/2s, 2018	45,000	43,313

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020	295,000	281,725

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	115,000	123,625

KCP&L Greater Missouri Operations Co. sr. unsec. notes 7.95s, 2011	18,000	18,381

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)	400,000	484,000

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)	1,085,000	1,290,206

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	100,000	103,000

NRG Energy, Inc. sr. notes 7 3/8s, 2016	600,000	617,250

NV Energy, Inc. sr. unsec. notes 8 5/8s, 2014	257,000	264,389

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	40,000	41,172

		6,735,409

Total corporate bonds and notes (cost $95,167,564)		$98,924,902

ASSET-BACKED SECURITIES (15.2%)*	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.406s, 2036	$107,000	$55,284
FRB Ser. 06-HE3, Class A2C, 0.406s, 2036	115,000	56,954

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.416s, 2036	93,896	57,756

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.131s, 2034	50,847	11,310

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	458,059	327,512
FRB Ser. 00-A, Class A1, 0.417s, 2030	131,759	21,322

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.326s, 2037	453,724	179,534

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	1,194,381	991,337
Ser. 00-4, Class A6, 8.31s, 2032	3,182,326	2,482,214
Ser. 00-5, Class A7, 8.2s, 2032	444,507	395,611
Ser. 00-1, Class A5, 8.06s, 2031	814,923	658,051
Ser. 00-4, Class A5, 7.97s, 2032	163,351	128,509
Ser. 00-5, Class A6, 7.96s, 2032	618,581	525,794
Ser. 02-1, Class M1F, 7.954s, 2033	44,000	47,035
Ser. 01-1, Class A5, 6.99s, 2031	3,424,683	3,527,424
Ser. 01-3, Class A4, 6.91s, 2033	5,199,792	5,186,792
FRB Ser. 02-1, Class M1A, 2.309s, 2033	2,249,000	1,852,014
FRB Ser. 01-4, Class M1, 2.006s, 2033	295,000	154,099

ASSET-BACKED SECURITIES (15.2%)* cont.		Principal amount	Value

Countrywide Asset Backed Certificates
FRB Ser. 07-8, Class 2A3, 0.446s, 2037		$1,744,000	$671,440
FRB Ser. 06-23, Class 2A3, 0.426s, 2037		842,000	404,642
FRB Ser. 06-24, Class 2A3, 0.406s, 2047		2,279,000	1,025,550

Credit-Based Asset Servicing and Securitization
FRB Ser. 06-CB9, Class A2, 0.366s, 2036		1,156,000	531,760
FRB Ser. 07-CB1, Class AF1A, 0.326s, 2037		591,340	209,441

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 F		439,620	153,838

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0.496s, 2036		883,000	418,975
FRB Ser. 07-FF1, Class A2D, 0.476s, 2038		874,000	401,371
FRB Ser. 06-FF18, Class A2D, 0.466s, 2037		934,000	483,345
FRB Ser. 06-FF18, Class A2C, 0.416s, 2037		3,040,000	1,550,400
FRB Ser. 06-FF11, Class 2A3, 0.406s, 2036		871,000	437,347
FRB Ser. 06-FF7, Class 2A3, 0.406s, 2036		575,565	345,043
FRB Ser. 07-FF1, Class A2C, 0.396s, 2038		1,275,000	604,724

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.586s, 2036		244,000	139,348
FRB Ser. 06-2, Class 2A3, 0.426s, 2036		353,000	205,774

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.411s, 2043 F	EUR	1,430,000	944,863
FRB Ser. 03-2, Class 3C, 2.287s, 2043 F	GBP	688,016	454,602

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$858,870	669,919
Ser. 94-4, Class B2, 8.6s, 2019		327,530	172,822
Ser. 93-1, Class B, 8.45s, 2018		226,438	181,011
Ser. 99-5, Class A5, 7.86s, 2029		3,378,464	3,091,294
Ser. 96-8, Class M1, 7.85s, 2027		387,000	388,492
Ser. 95-8, Class B1, 7.3s, 2026		362,579	336,106
Ser. 95-4, Class B1, 7.3s, 2025		371,800	353,757
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	962,674
Ser. 98-2, Class A6, 6.81s, 2027		296,427	313,608
Ser. 99-3, Class A7, 6.74s, 2031		487,604	490,042
FRN Ser. 98-4, Class A6, 6.53s, 2030		143,027	149,259
Ser. 99-2, Class A7, 6.44s, 2030		36,787	36,766
Ser. 99-1, Class A6, 6.37s, 2025		14,060	14,201
Ser. 98-4, Class A5, 6.18s, 2030		360,899	375,899

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		1,411,984	1,320,205

GSAA Home Equity Trust
FRB Ser. 06-19, Class A3A, 0.496s, 2036		445,407	240,520
FRB Ser. 06-19, Class A1, 0.346s, 2036		1,706,265	870,195
FRB Ser. 06-12, Class A1, 0.306s, 2036		1,333,335	682,084

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.376s, 2047		636,699	570,482

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.256s, 2030		390,127	19,506
FRB Ser. 05-1A, Class E, 2.056s, 2030		82,948	12,442

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.586s, 2036		122,000	101,434

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.546s, 2035		103,000	64,661

ASSET-BACKED SECURITIES (15.2%)* cont.	Principal amount	Value

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	$948,956	$554,143

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.876s, 2035	255,000	166,555
FRB Ser. 06-4, Class 2A4, 0.516s, 2036	117,000	44,296
FRB Ser. 06-WL1, Class 2A3, 0.496s, 2046	2,175,722	1,620,913
FRB Ser. 06-WL2, Class 2A3, 0.456s, 2036	1,899,155	1,620,928

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.506s, 2032	1,328,356	1,195,520

MASTR Asset Backed Securities Trust
FRB Ser. 06-FRE2, Class A4, 0.406s, 2036	58,431	30,003
FRB Ser. 07-WMC1, Class A3, 0.356s, 2037	1,404,011	487,894

Merrill Lynch First Franklin Mortgage Loan
Asset Backed Certificates
FRB Ser. 07-1, Class A2C, 0.506s, 2037	806,000	405,015
FRB Ser. 07-1, Class A2B, 0.426s, 2037	1,262,000	722,495

Merrill Lynch Mortgage Investors Trust FRB Ser. 07-HE1,
Class A2B, 0.426s, 2037	1,049,000	424,879

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	100,516	97,147

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.936s, 2035	108,502	60,568
FRB Ser. 05-HE1, Class M3, 0.776s, 2034	160,000	132,755

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.456s, 2034	53,065	7,607

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.416s, 2036	1,134,459	562,302
FRB Ser. 06-2, Class A2C, 0.406s, 2036	1,275,000	787,116
FRB Ser. 06-6, Class A2B, 0.356s, 2037	757,038	468,117

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	744,972	737,522
Ser. 00-A, Class A2, 7.765s, 2017	109,376	71,870
Ser. 95-B, Class B1, 7.55s, 2021	222,289	166,116
Ser. 00-D, Class A4, 7.4s, 2030	1,608,000	1,061,280
Ser. 02-B, Class A4, 7.09s, 2032	373,881	358,813
Ser. 99-B, Class A4, 6.99s, 2026	733,201	703,873
Ser. 02-A, Class A4, 6.97s, 2032	44,673	44,896
Ser. 01-D, Class A4, 6.93s, 2031	588,480	470,784
Ser. 01-E, Class A4, 6.81s, 2031	780,388	667,232
Ser. 99-B, Class A3, 6.45s, 2017	174,672	158,951
Ser. 01-C, Class A2, 5.92s, 2017	824,205	412,102
Ser. 02-C, Class A1, 5.41s, 2032	935,566	902,821
Ser. 01-D, Class A2, 5.26s, 2019	117,630	82,635
Ser. 01-E, Class A2, 5.05s, 2031	828,364	635,769
Ser. 02-A, Class A2, 5.01s, 2020	196,326	176,190

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	334,589	322,878
FRB Ser. 01-B, Class A2, 0.632s, 2018	36,349	31,068

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.086s, 2036	104,000	38,101

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.446s, 2036	93,519	72,205
FRB Ser. 07-RZ1, Class A2, 0.416s, 2037	176,000	96,332

ASSET-BACKED SECURITIES (15.2%)* cont.	Principal amount		Value

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.986s, 2035		$232,924	$169,887
Ser. 01-KS3, Class AII, 0.724s, 2031		1,174,179	961,951

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.906s, 2035		99,356	369
FRB Ser. 06-WM3, Class A2, 0.416s, 2036		1,058,955	402,403
FRB Ser. 06-WM2, Class A2C, 0.416s, 2036		1,104,416	422,439
FRB Ser. 07-NC2, Class A2B, 0.396s, 2037		165,000	78,382
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037		282,528	203,279
FRB Ser. 07-BR4, Class A2A, 0.346s, 2037		252,362	177,284
FRB Ser. 07-BR3, Class A2A, 0.326s, 2037		1,799,644	1,079,786

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036		246,000	89,432

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.426s, 2036		117,000	92,347
FRB Ser. 06-3, Class A3, 0.416s, 2036		497,699	278,839

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.516s, 2036		117,000	17,111

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		467,000	56,040

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		390,000	136,500

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.366s, 2037		385,366	262,049

Total asset-backed securities (cost $62,427,876)			$58,086,183

FOREIGN GOVERNMENT BONDS AND NOTES (7.7%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$47,000	$44,251

Argentina (Republic of) sr. unsec. bonds FRB 0.53s, 2013		1,431,000	479,385

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		2,711,000	2,406,013

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $ V,
10 1/2s, 2012	ARS	2,039,000	490,060

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.677s, 2012		$21,301,000	4,845,978

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 6 1/2s, 2019 (Brazil)		535,000	617,256

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		100,000	107,875

Brazil (Federal Republic of) unsub. notes zero %, 2017	BRL	1,500	839,911

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	990	570,144

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$795,000	932,138

Chile (Republic of) notes 5 1/2s, 2020	CLP	170,000,000	372,583

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		$550,000	664,125

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		1,590,000	1,803,871

Industrial Bank Of Korea 144A sr. notes 7 1/8s, 2014		325,000	374,115

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		1,350,000	1,616,625

Russia (Federation of) 144A unsec. unsub. bonds 7.5s, 2030		2,244,800	2,675,128

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		430,000	525,675

Spain (Government of) bonds Ser. REGS, 5.4s, 2011	EUR	1,000,000	1,402,762

FOREIGN GOVERNMENT BONDS AND NOTES (7.7%)* cont.	Principal amount		Value

Sri Lanka (Republic of) 144A notes 7.4s, 2015		$200,000	$218,034

Turkey (Republic of) bonds 16s, 2012	TRY	175,000	134,006

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$810,000	979,881

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		1,505,000	1,806,572

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		125,000	126,106

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		400,000	401,956

Ukraine (Government of) 144A bonds 7 3/4s, 2020		535,000	537,006

Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s, 2011		100,000	100,500

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		300,000	310,500

Venezuela (Republic of) bonds 8 1/2s, 2014		450,000	369,662

Venezuela (Republic of) unsec. notes FRN Ser. REGS, 1.513s, 2011		770,000	741,949

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		1,985,000	1,860,005

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		1,285,000	1,200,948

Total foreign government bonds and notes (cost $26,033,454)			$29,555,020

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.6%)*	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	$9,657,100	$985,893

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	9,657,100	193

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	Nov-15/3.50	9,380,700	434,889

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	Nov-10/3.50	9,380,700	166,695

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	Nov-10/3.75	19,364,800	1,595,272

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	Nov-10/3.75	19,364,800	89,272

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 09, 2040.	Nov-10/3.82	19,364,800	1,822,228

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 09, 2040.	Nov-10/3.82	19,364,800	51,510

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (4.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.07% versus the three month USD-LIBOR-BBA
maturing October 20, 2015.	Oct-10/2.07	$79,954,500	$2,062,027

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.7575% versus the three month USD-LIBOR-BBA
maturing October 20, 2040.	Oct-10/3.7575	6,573,200	538,279

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	40,294,600	3,758,277

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	40,294,600	3,519,733

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.885% versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	45,789,100	696,910

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 1.885% versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	45,789,100	121,799

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.065
versus the three month USD-LIBOR-BBA
maturing October 20, 2020.	Oct-10/4.065	11,262,000	1,504,716

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.7575% versus the three month USD-LIBOR-BBA
maturing October 20, 2040.	Oct-10/3.7575	6,573,200	4,798

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.07% versus the three month USD-LIBOR-BBA
maturing October 20, 2015.	Oct-10/2.07	79,954,500	—

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.065 versus
the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	11,262,000	—

Total purchased options outstanding (cost $8,729,197)			$17,352,491

SENIOR LOANS (3.7%)* c	Principal amount		Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.326s, 2012		$129,851	$128,951

Momentive Performance Materials, Inc. bank term loan FRN
2.563s, 2013		159,585	152,182

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016		139,650	140,348

			421,481

SENIOR LOANS (3.7%)* c cont.	Principal amount	Value

Communication services (0.8%)
CCO Holdings, LLC/CCO Holdings Capital Corp. bank term
loan FRN 2.759s, 2014	$200,000	$185,500

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	224,825	232,132

Charter Communications Operating, LLC bank term loan FRN
2.26s, 2014	100,682	98,195

Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.79s, 2016	817,377	797,192

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	159,599	160,164

Insight Midwest, LP bank term loan FRN Ser. B, 2.099s, 2014	119,814	114,722

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.033s, 2014	207,327	199,357

Intelsat Corp. bank term loan FRN Ser. B2-B, 3.033s, 2014	207,263	199,295

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.033s, 2014	207,263	199,295

Intelsat Jackson Holdings SA bank term loan FRN 3.533s,
2014 (Luxembourg)	460,000	431,250

Level 3 Communications, Inc. bank term loan FRN 2.7s, 2014	158,000	144,231

Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.956s, 2014	95,000	102,481

		2,863,814
Consumer cyclicals (1.3%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	441,363	435,625

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	79,800	80,381

Cengage Learning Acquisition, Inc. bank term loan FRN
Ser. B, 2.78s, 2014	113,728	101,993

Cenveo, Inc. bank term loan FRN Ser. C, 4.792s, 2013	124,422	122,166

Cenveo, Inc. bank term loan FRN Ser. DD, 4.792s, 2013	4,146	4,071

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.91s, 2016	177,851	139,991

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	122,726	116,283

Dana Corp. bank term loan FRN 4.691s, 2015	161,072	159,203

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	159,843	138,641

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.51s, 2014	219,537	81,503

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	512,344	190,208

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.261s, 2014	191,173	70,973

Golden Nugget, Inc. bank term loan FRN 3.267s, 2014 PIK	57,738	46,166

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.27s, 2014 PIK	101,432	81,103

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.498s, 2015	265,000	227,699

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.498s, 2015	309,439	266,181

Isle of Capri Casinos, Inc. bank term loan FRN 5s, 2013	86,804	83,050

Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 5s, 2013	30,538	29,218

Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 5s, 2013	34,722	33,220

Jarden Corp. bank term loan FRN Ser. B4, 3.783s, 2015	165,265	164,300

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.634s, 2013	116,073	112,025

National Bedding Co. bank term loan FRN 2.38s, 2011	88,702	85,043

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	562,436	494,944

Realogy Corp. bank term loan FRN 0.106s, 2013	82,853	73,497

Realogy Corp. bank term loan FRN Ser. B, 3.258s, 2013	607,428	538,839

SENIOR LOANS (3.7%)* c cont.	Principal amount	Value

Consumer cyclicals cont.
ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.772s, 2014	$226,415	$212,830

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	22,941	21,564

Six Flags Theme Parks bank term loan FRN 9 1/4s, 2016	160,000	164,731

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	212,857	213,494

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	463,000	300,950

Univision Communications, Inc. bank term loan FRN Ser. B,
2.51s, 2014	172,792	151,193

Yankee Candle Co., Inc. bank term loan FRN 2.27s, 2014	96,106	91,923

		5,033,008
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.074s, 2014	228,593	197,933

Revlon Consumer Products bank term loan FRN 6.245s, 2015	962,588	957,975

Rite-Aid Corp. bank term loan FRN Ser. B, 2.013s, 2014	97,500	86,559

Spectrum Brands, Inc. bank term loan FRN 8.05s, 2016	160,000	162,767

West Corp. bank term loan FRN Ser. B2, 2.633s, 2013	111,230	109,343

		1,514,577
Energy (0.2%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.256s, 2012	220,000	204,600

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	130,971	112,682

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	410,726	411,240

		728,522
Financials (—%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	105,000	105,394

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	72,270	71,367

		176,761
Health care (0.5%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	150,732	147,388

Health Management Associates, Inc. bank term loan FRN
2.283s, 2014	1,275,450	1,202,431

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.26s, 2014	119,143	114,030

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 7.62s, 2014	32,503	31,108

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 5.725s, 2014 ‡‡	131,146	124,916

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN Ser. B, 2.26s, 2014	344,232	329,459

Select Medical Corp. bank term loan FRN Ser. B, 2.339s, 2012	10,682	10,508

		1,959,840
Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 3.01s, 2014	292,880	257,771

		257,771
Transportation (0.1%)
Swift Transportation Co., Inc. bank term loan FRN 6.563s, 2014	400,000	389,844

		389,844
Utilities and power (0.2%)
NRG Energy, Inc. bank term loan FRN 3.783s, 2015	171,649	166,821

NRG Energy, Inc. bank term loan FRN 2.033s, 2013	54,318	54,142

NRG Energy, Inc. bank term loan FRN 1.933s, 2013	66	64

NRG Energy, Inc. bank term loan FRN Ser. B, 3.783s, 2015	204,572	203,732

SENIOR LOANS (3.7%)* c cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B3, 3.759s, 2014 (United Kingdom)	$193,447	$149,599

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.924s, 2014 (United Kingdom)	265,945	206,255

		780,613

Total senior loans (cost $15,247,975)		$14,126,231

U.S. TREASURY OBLIGATIONS (1.6%)*	Principal amount	Value

U.S. Treasury Notes 2.71s, October 31, 2013 i	$104,000	$111,775

U.S. Treasury Notes 2.625s, February 29, 2016 i	113,000	120,378

U.S. Treasury Notes 2.375s, August 31, 2014 i	407,000	430,321

U.S. Treasury Notes 6.625s, February 15, 2027 i	1,235,000	1,793,331

U.S. Treasury Inflation Protected Securities 1.375s,
January 15, 2020 i	1,387,214	1,478,590

U.S. Treasury Inflation Protected Securities 2s,
July 15, 2014 i	2,021,667	2,195,126

Total U.S. treasury obligations (cost $6,129,521)		$6,129,521

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (0.4%)*	Principal amount	Value

Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038	$1,281,301	$1,406,879

Total U.S. government and agency mortgage obligations (cost $1,356,177)		$1,406,879

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$238,000	$234,133

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	157,000	234,699

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	395,000	420,675

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	195,000	221,934

Total convertible bonds and notes (cost $935,952)		$1,111,441

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% cum. pfd.	228	$209,190

Total preferred stocks (cost $76,202)		$209,190

COMMON STOCKS (0.1%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) † F	991	$3,091

Nortek, Inc. †	4,663	186,520

Trump Entertainment Resorts, Inc. F	94	1,504

Vertis Holdings, Inc. † F	11,336	11

Total common stocks (cost $165,179)		$191,126

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	20	$120

Smurfit Kappa Group PLC 144A (Ireland) F	10/01/13	EUR .001	508	26,504

Vertis Holdings, Inc. F	10/18/15	$0.01	752	—

Total warrants (cost $19,277)				$26,624

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			667	$667

Total convertible preferred stocks (cost $628,699)				$667

SHORT-TERM INVESTMENTS (20.5%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.15% e			3,999,910	$3,999,910

Egypt Treasury Bills with an effective yield of 10.10%,
March 8, 2011		EGP	575,000	96,850

Egypt Treasury Bills with an effective yield of 10.15%,
October 19, 2010		EGP	5,500,000	961,597

Egypt Treasury Bills with an effective yield of 9.99%,
November 2, 2010		EGP	2,750,000	479,108

Egypt Treasury Bills with an effective yield of 9.63%,
November 23, 2010		EGP	6,150,000	1,065,644

Egypt Treasury Bills with an effective yield of 9.35%,
December 28, 2010		EGP	3,950,000	678,320

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##			$7,688,000	7,673,239

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.27%, June 2, 2011 ##			5,417,000	5,409,633

U.S. Treasury Bills with effective yields ranging from
0.16% to 0.29%, March 10, 2011 ##			25,245,000	25,224,552

U.S. Treasury Bills with effective yields ranging from
0.23% to 0.33%, December 16, 2010 # ##			7,031,000	7,029,102

U.S. Treasury Bills with an effective yield of zero %,
October 14, 2010 i			300,000	300,000

U.S. Treasury Bills with an effective yield of zero %,
June 2, 2011 i			1,593,000	1,590,770

U.S. Treasury Bills with an effective yield of zero %,
November 12, 2010 i			2,130,000	2,129,574

U.S. Treasury Bills with an effective yield of zero %,
December 2, 2010 i			2,901,000	2,900,420

SSgA Prime Money Market Fund 0.18% i P			1,480,000	1,480,000

U.S. Treasury Bills with effective yields ranging from
0.24% to 0.28%, November 18, 2010 # ##			17,043,000	17,037,596

Total short-term investments (cost $78,049,654)				$78,056,315

TOTAL INVESTMENTS

Total investments (cost $436,868,962)				$467,281,360

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $381,355,379.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund is maintaining liquid assets totaling $287,760,846 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	85.2%	Turkey	0.6%

Russia	3.6	Canada	0.6

Argentina	1.8	United Kingdom	0.5

Venezuela	1.4	Philippines	0.5

Indonesia	0.9	Luxembourg	0.5

Brazil	0.9	Other	2.8

Egypt	0.7	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $204,606,907)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$5,432,538	$5,091,893	$340,645

	Brazilian Real	Buy	10/20/10	2,039,308	1,997,691	41,617

	British Pound	Buy	10/20/10	721,253	708,971	12,282

	Canadian Dollar	Sell	10/20/10	845,664	846,387	723

	Chilean Peso	Buy	10/20/10	774,783	761,660	13,123

	Czech Koruna	Sell	10/20/10	850,744	790,370	(60,374)

	Euro	Buy	10/20/10	1,395,112	1,378,429	16,683

	Japanese Yen	Buy	10/20/10	1,288,253	1,275,175	13,078

	Mexican Peso	Sell	10/20/10	26,877	25,989	(888)

	Norwegian Krone	Buy	10/20/10	1,454,065	1,399,900	54,165

	Singapore Dollar	Sell	10/20/10	1,182,960	1,158,808	(24,152)

	South Korean Won	Buy	10/20/10	786,747	769,878	16,869

	Swedish Krona	Buy	10/20/10	926,702	859,672	67,030

	Swiss Franc	Sell	10/20/10	3,106,410	3,013,255	(93,155)

	Taiwan Dollar	Sell	10/20/10	772,819	761,898	(10,921)

	Turkish Lira	Buy	10/20/10	818,567	779,016	39,551

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $204,606,907) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	$1,848,387	$1,792,874	$55,513

	Brazilian Real	Buy	10/20/10	1,967,823	1,924,997	42,826

	British Pound	Sell	10/20/10	520,591	509,506	(11,085)

	Canadian Dollar	Sell	10/20/10	791,387	793,663	2,276

	Chilean Peso	Buy	10/20/10	381,531	370,539	10,992

	Czech Koruna	Sell	10/20/10	803,784	746,359	(57,425)

	Euro	Sell	10/20/10	2,622,603	2,475,197	(147,406)

	Hungarian Forint	Sell	10/20/10	395,409	352,472	(42,937)

	Japanese Yen	Sell	10/20/10	102,288	101,262	(1,026)

	Mexican Peso	Sell	10/20/10	23,759	23,824	65

	New Zealand Dollar	Sell	10/20/10	773,845	759,302	(14,543)

	Norwegian Krone	Buy	10/20/10	4,242,782	4,086,128	156,654

	Polish Zloty	Buy	10/20/10	1,224,231	1,146,611	77,620

	Singapore Dollar	Sell	10/20/10	1,983,285	1,942,909	(40,376)

	South Korean Won	Buy	10/20/10	791,933	777,787	14,146

	Swedish Krona	Sell	10/20/10	1,285,116	1,244,882	(40,234)

	Swiss Franc	Sell	10/20/10	1,505,518	1,484,701	(20,817)

	Taiwan Dollar	Sell	10/20/10	774,974	771,654	(3,320)

	Turkish Lira	Buy	10/20/10	1,223,303	1,162,672	60,631

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	656,726	615,441	41,285

	Brazilian Real	Sell	10/20/10	1,065,150	1,041,129	(24,021)

	British Pound	Sell	10/20/10	2,522,815	2,480,305	(42,510)

	Canadian Dollar	Sell	10/20/10	563,192	549,289	(13,903)

	Chilean Peso	Sell	10/20/10	23,323	22,731	(592)

	Czech Koruna	Sell	10/20/10	437,034	404,811	(32,223)

	Danish Krone	Buy	10/20/10	246,375	231,626	14,749

	Euro	Buy	10/20/10	36,961	34,682	2,279

	Japanese Yen	Sell	10/20/10	763,539	755,750	(7,789)

	Mexican Peso	Buy	10/20/10	3,419	3,307	112

	Norwegian Krone	Buy	10/20/10	444,329	423,605	20,724

	Polish Zloty	Buy	10/20/10	1,570,102	1,471,737	98,365

	Singapore Dollar	Sell	10/20/10	791,656	775,147	(16,509)

	South African Rand	Sell	10/20/10	394,400	393,900	(500)

	South Korean Won	Buy	10/20/10	764,161	763,207	954

	Swedish Krona	Buy	10/20/10	359,704	335,446	24,258

	Swiss Franc	Buy	10/20/10	330,959	321,110	9,849

	Taiwan Dollar	Sell	10/20/10	771,951	761,632	(10,319)

	Turkish Lira	Buy	10/20/10	1,091,147	1,039,858	51,289

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	3,910,053	3,740,007	170,046

	British Pound	Sell	10/20/10	731,781	720,429	(11,352)

	Canadian Dollar	Sell	10/20/10	812,544	792,725	(19,819)

	Euro	Buy	10/20/10	1,400,158	1,401,391	(1,233)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $204,606,907) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Japanese Yen	Buy	10/20/10	$3,060,136	$2,993,832	$66,304

	Norwegian Krone	Sell	10/20/10	149,975	148,306	(1,669)

	South African Rand	Buy	10/20/10	401,394	400,891	503

	Swedish Krona	Sell	10/20/10	2,242,024	2,134,912	(107,112)

	Swiss Franc	Sell	10/20/10	2,496,357	2,486,063	(10,294)

	Turkish Lira	Buy	10/20/10	1,220,753	1,161,824	58,929

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	2,086,275	1,954,916	131,359

	Brazilian Real	Buy	10/20/10	1,183,369	1,158,016	25,353

	Canadian Dollar	Buy	10/20/10	276,538	269,862	6,676

	Czech Koruna	Sell	10/20/10	818,023	786,537	(31,486)

	Euro	Buy	10/20/10	264,593	248,332	16,261

	Hungarian Forint	Buy	10/20/10	7,721	6,898	823

	Malaysian Ringgit	Buy	10/20/10	182,438	180,879	1,559

	Mexican Peso	Sell	10/20/10	38,205	36,947	(1,258)

	New Zealand Dollar	Sell	10/20/10	381,820	381,337	(483)

	Norwegian Krone	Buy	10/20/10	1,984,368	1,910,293	74,075

	Polish Zloty	Buy	10/20/10	2,331,224	2,185,951	145,273

	Singapore Dollar	Sell	10/20/10	791,808	775,614	(16,194)

	Swedish Krona	Sell	10/20/10	2,692,539	2,553,133	(139,406)

	Swiss Franc	Sell	10/20/10	1,871,223	1,812,475	(58,748)

	Taiwan Dollar	Sell	10/20/10	382,490	380,564	(1,926)

	Turkish Lira	Buy	10/20/10	1,189,609	1,135,683	53,926

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	4,878,978	4,571,627	307,351

	British Pound	Sell	10/20/10	429,609	422,392	(7,217)

	Canadian Dollar	Sell	10/20/10	2,422,700	2,363,721	(58,979)

	Chilean Peso	Buy	10/20/10	747,498	735,635	11,863

	Euro	Sell	10/20/10	704,444	657,269	(47,175)

	Hungarian Forint	Buy	10/20/10	13,310	11,884	1,426

	Japanese Yen	Sell	10/20/10	63,302	62,619	(683)

	Norwegian Krone	Buy	10/20/10	2,225,470	2,139,977	85,493

	Polish Zloty	Buy	10/20/10	1,217,905	1,139,988	77,917

	Swedish Krona	Buy	10/20/10	705,238	650,265	54,973

	Swiss Franc	Sell	10/20/10	1,688,625	1,621,717	(66,908)

HSBC Bank USA, National Association

	Australian Dollar	Sell	10/20/10	99,100	92,910	(6,190)

	British Pound	Sell	10/20/10	1,583,842	1,556,963	(26,879)

	Euro	Buy	10/20/10	403,163	378,353	24,810

	Japanese Yen	Sell	10/20/10	451,178	446,684	(4,494)

	Norwegian Krone	Buy	10/20/10	398,493	383,611	14,882

	Singapore Dollar	Sell	10/20/10	1,182,200	1,156,297	(25,903)

	South Korean Won	Buy	10/20/10	392,653	379,875	12,778

	Swiss Franc	Sell	10/20/10	1,304,986	1,265,927	(39,059)

	Taiwan Dollar	Sell	10/20/10	771,929	763,164	(8,765)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $204,606,907) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	$2,191,853	$2,118,969	$72,884

	Brazilian Real	Buy	10/20/10	1,696,909	1,660,362	36,547

	British Pound	Sell	10/20/10	1,035,211	1,020,748	(14,463)

	Canadian Dollar	Sell	10/20/10	193,275	193,438	163

	Chilean Peso	Buy	10/20/10	799,385	779,564	19,821

	Czech Koruna	Sell	10/20/10	1,261,814	1,194,581	(67,233)

	Euro	Sell	10/20/10	2,830,049	2,669,922	(160,127)

	Hungarian Forint	Buy	10/20/10	428,468	383,457	45,011

	Japanese Yen	Buy	10/20/10	684,078	676,565	7,513

	Malaysian Ringgit	Buy	10/20/10	487,160	483,664	3,496

	Mexican Peso	Sell	10/20/10	211,232	212,252	1,020

	New Zealand Dollar	Sell	10/20/10	779,718	755,504	(24,214)

	Norwegian Krone	Buy	10/20/10	2,423,135	2,309,708	113,427

	Polish Zloty	Sell	10/20/10	1,665,749	1,561,644	(104,105)

	Singapore Dollar	Sell	10/20/10	1,587,191	1,554,815	(32,376)

	South African Rand	Buy	10/20/10	375,808	375,864	(56)

	South Korean Won	Buy	10/20/10	773,327	763,670	9,657

	Swedish Krona	Sell	10/20/10	2,079,343	2,048,884	(30,459)

	Swiss Franc	Sell	10/20/10	4,553,134	4,482,127	(71,007)

	Taiwan Dollar	Sell	10/20/10	772,691	759,106	(13,585)

	Turkish Lira	Buy	10/20/10	833,794	794,133	39,661

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	4,659,232	4,421,890	237,342

	British Pound	Buy	10/20/10	1,332,669	1,326,047	6,622

	Canadian Dollar	Sell	10/20/10	1,295,245	1,298,932	3,687

	Czech Koruna	Sell	10/20/10	1,287,922	1,196,653	(91,269)

	Euro	Sell	10/20/10	939,440	877,786	(61,654)

	Hungarian Forint	Sell	10/20/10	25,920	23,149	(2,771)

	Japanese Yen	Buy	10/20/10	553,291	547,400	5,891

	Norwegian Krone	Buy	10/20/10	2,930,461	2,789,276	141,185

	Polish Zloty	Buy	10/20/10	1,639,517	1,534,726	104,791

	Swedish Krona	Sell	10/20/10	2,948,566	2,884,596	(63,970)

	Swiss Franc	Sell	10/20/10	2,332,304	2,273,908	(58,396)

	Turkish Lira	Buy	10/20/10	833,863	793,470	40,393

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	3,135,686	2,995,802	139,884

	British Pound	Buy	10/20/10	1,722,051	1,735,111	(13,060)

	Canadian Dollar	Sell	10/20/10	1,489,590	1,490,298	708

	Euro	Sell	10/20/10	1,513,769	1,420,583	(93,186)

	Hungarian Forint	Sell	10/20/10	411,683	367,317	(44,366)

	Japanese Yen	Sell	10/20/10	129,827	128,533	(1,294)

	Malaysian Ringgit	Buy	10/20/10	487,160	483,322	3,838

	Mexican Peso	Sell	10/20/10	381,989	383,622	1,633

	Norwegian Krone	Buy	10/20/10	155,587	149,779	5,808

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $204,606,907) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Polish Zloty	Buy	10/20/10	$1,226,741	$1,150,073	$76,668

	Swedish Krona	Sell	10/20/10	1,063,415	1,015,799	(47,616)

	Swiss Franc	Buy	10/20/10	161,913	157,036	4,877

	Taiwan Dollar	Sell	10/20/10	778,784	766,627	(12,157)

UBS AG

	Australian Dollar	Buy	10/20/10	6,681,042	6,346,910	334,132

	British Pound	Sell	10/20/10	1,238,702	1,245,214	6,512

	Canadian Dollar	Sell	10/20/10	1,196,808	1,198,846	2,038

	Czech Koruna	Sell	10/20/10	1,266,953	1,177,455	(89,498)

	Euro	Buy	10/20/10	2,250,537	2,166,321	84,216

	Japanese Yen	Sell	10/20/10	2,475,849	2,450,795	(25,054)

	Mexican Peso	Sell	10/20/10	21,419	20,970	(449)

	Norwegian Krone	Buy	10/20/10	8,185,428	7,908,882	276,546

	South African Rand	Buy	10/20/10	412,864	396,201	16,663

	Swedish Krona	Sell	10/20/10	1,517,799	1,496,819	(20,980)

	Swiss Franc	Sell	10/20/10	3,192,411	3,098,852	(93,559)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	683,748	653,641	30,107

	British Pound	Buy	10/20/10	1,142,849	1,137,152	5,697

	Canadian Dollar	Sell	10/20/10	187,828	183,356	(4,472)

	Euro	Sell	10/20/10	1,177,437	1,110,277	(67,160)

	Japanese Yen	Buy	10/20/10	726,214	718,370	7,844

	New Zealand Dollar	Sell	10/20/10	395,622	383,360	(12,262)

	Norwegian Krone	Buy	10/20/10	2,378,762	2,267,136	111,626

	Swedish Krona	Sell	10/20/10	846,250	834,595	(11,655)

	Swiss Franc	Sell	10/20/10	1,782,676	1,731,304	(51,372)

Total						$1,846,759

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	3	$2,067,180	Dec-10	$1,075

Canadian Government Bond
10 yr (Long)	6	738,426	Dec-10	8,420

Euro-Bobl 5 yr (Short)	7	1,151,626	Dec-10	4,178

Euro-Bund 10 yr (Long)	12	2,151,325	Dec-10	(5,115)

Euro-Schatz 2 yr (Short)	188	27,973,910	Dec-10	107,953

Japanese Government Bond
10 yr (Short)	8	13,758,964	Dec-10	(211,437)

Japanese Government Bond
10 yr Mini (Long)	5	859,815	Dec-10	10,888

U.K. Gilt 10 yr (Long)	81	15,825,383	Dec-10	(140,394)

U.S. Treasury Bond 20 yr (Short)	345	46,132,969	Dec-10	(578,312)

FUTURES CONTRACTS OUTSTANDING at 9/30/10 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S, Treasury Bond 30 yr (Long)	279	$39,417,469	Dec-10	$(405,678)

U.S. Treasury Note 2 yr (Long)	340	74,624,688	Dec-10	142,698

U.S. Treasury Note 5 yr (Long)	71	8,581,570	Dec-10	59,927

U.S. Treasury Note 10 yr (Long)	48	6,050,250	Dec-10	(18,841)

Total				$(1,024,638)

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $34,911,373)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	$1,469,000	Sep-13/4.82	$127,349

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	1,469,000	Sep-13/4.82	16,787

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,584,020	Feb-15/5.36	49,485

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,584,020	Feb-15/5.36	231,742

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	3,157,400	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	3,157,400	Oct-10/4.02	410,967

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	22,618

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	828,560

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,571,800	Aug-15/4.375	558,796

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,571,800	Aug-15/4.375	996,015

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $34,911,373) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	$5,571,800	Aug-15/4.46	$530,212

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	5,571,800	Aug-15/4.46	1,038,563

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,766,760	Feb-15/5.27	187,413

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,766,760	Feb-15/5.27	812,709

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	6,409,500	Apr-12/4.8675	57,988

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	6,409,500	Apr-12/4.8675	1,017,687

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	7,124,000	Aug-11/4.475	32,699

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	7,124,000	Aug-11/4.475	1,022,365

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	9,548,000	Jul-11/4.5475	32,081

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	1,447,095

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	32,361

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	1,816,532

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	11,060,000	Aug-11/4.49	1,602,373

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $34,911,373) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$11,060,000	Aug-11/4.49	$48,996

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	11,515,000	Aug-11/4.70	35,351

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	11,515,000	Aug-11/4.70	1,877,060

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	19,096,000	Jul-11/4.52	66,645

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	19,096,000	Jul-11/4.52	2,850,269

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	3,047,784

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	70,656

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.46	77,579

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	20,362,000	Jul-11/4.46	2,930,233

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	25,011,500	May-12/5.51	5,199,153

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	25,011,500	May-12/5.51	142,417

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	80,328

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	5,125,115

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $34,911,373) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	$33,286,900	Feb-11/3.11	$1,543,514

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.11% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	33,286,900	Feb-11/3.11	333,535

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
3.04 versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	33,286,900	Feb-11/3.04	387,792

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	33,286,900	Feb-11/3.04	1,389,062

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	40,294,600	Mar-11/4.7375	15,312

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	40,294,600	Mar-11/4.665	16,924

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	41,033,400	Sep-15/4.04	2,745,545

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	41,033,400	Sep-15/4.04	2,981,079

Total			$43,836,746

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	7,460,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(18,748)

AUD	3,830,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(8,459)

AUD	3,820,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(37,015)

AUD	7,440,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	31,440

CAD	3,470,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(66,472)

AUD	10,470,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	28,666

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
AUD	6,060,000	$—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	$(33,384)

	$101,286,100	(19,419)	6/4/12	1.24%	3 month USD-
					LIBOR-BBA	(1,616,173)

GBP	14,200,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	157,502

GBP	8,320,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(411,020)

	$89,098,900	53,307	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(2,056,957)

Barclays Bank PLC
AUD	4,030,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	147,736

AUD	4,300,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$24,982,600 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(3,360,909)

	10,469,300	(239,485)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	1,082,853

	518,500	13,611	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(54,796)

	14,464,300	(4,651)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(484,636)

AUD	8,430,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(38,963)

AUD	2,940,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	1,438

	$29,084,600	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	473,529

GBP	4,860,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	16,081

GBP	4,860,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	53,653

AUD	7,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(120,802)

	$16,130,000	—	8/27/15	1.6275%	3 month USD-
					LIBOR-BBA	(134,391)

	4,050,000	—	8/27/40	3 month USD-
				LIBOR-BBA	3.21625%	(79,452)

	6,000,000	—	7/6/30	3 month USD-
				LIBOR-BBA	3.5675%	379,042

Citibank, N.A.
	134,263,100	64,848	6/28/20	3 month USD-
				LIBOR-BBA	3.17%	8,746,979

GBP	54,640,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	425,355

GBP	43,720,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(1,633,135)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
GBP	12,960,000	$—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	$799,823

	$133,116,500	25,501	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	6,368,466

	14,542,300	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	505,948

	8,022,000	—	9/1/20	3 month USD-
				LIBOR-BBA	2.557%	8,836

	20,688,000	—	9/1/12	0.67375%	3 month USD-
					LIBOR-BBA	(42,287)

	87,004,800	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(43,833)

	25,580,300	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(64,382)

Credit Suisse International
CHF	7,220,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(62,957)

MXN	33,670,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	82,882

	$41,900,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	14,074

	1,700,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(3,774)

CHF	27,430,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(119,775)

CHF	27,430,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(126,488)

CHF	27,430,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(102,166)

GBP	13,500,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(468,404)

GBP	7,460,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	457,610

Deutsche Bank AG
	$127,189,000	(157,194)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(5,840,171)

	13,241,400	(31,659)	3/10/18	3.41%	3 month USD-
					LIBOR-BBA	(1,223,498)

	165,330,400	(117,153)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(7,243,866)

	95,100,300	(59,837)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(477,574)

	184,872,400	(269,381)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	(3,232,955)

	137,351,800	321,760	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	5,765,368

MXN	33,670,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	100,741

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$128,755,000	$(343,290)	1/8/15	2.84%	3 month USD-
					LIBOR-BBA	$(9,444,173)

	106,000,000	—	3/4/14	2.54%	3 month USD-
					LIBOR-BBA	(5,672,921)

Goldman Sachs International
AUD	1,922,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	63,543

AUD	5,750,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	191,439

	$3,854,000	—	7/20/20	3 month USD-
				LIBOR-BBA	2.96375%	163,441

	2,760,600	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(230,053)

	23,042,800	—	7/23/40	3.7125%	3 month USD-
					LIBOR-BBA	(1,846,607)

	45,200,100	(5,032)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	3,556

CHF	28,140,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(95,017)

	$44,356,600	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	489,419

	10,958,700	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(791,288)

AUD	7,450,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(15,811)

AUD	3,820,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(9,757)

AUD	3,660,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	123,342

JPMorgan Chase Bank, N.A.
JPY	2,402,400,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	334,687

JPY	511,900,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	265,315

AUD	8,430,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(67,681)

AUD	6,322,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(61,210)

	$24,982,600 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(3,201,520)

	25,699,300	(601,364)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	2,751,924

	17,132,800	(399,194)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	1,789,735

	2,760,600	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(227,348)

	5,491,000	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(480,939)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
MXN	4,810,000	$—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	$14,528

AUD	6,090,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	217,218

JPY	1,307,380,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(166,631)

EUR	20,420,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	320,831

AUD	6,322,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(33,159)

	$28,038,400	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(401,667)

MXN	24,320,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	17,848

AUD	6,570,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	96,362

	$26,704,500	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	195,916

JPY	1,303,760,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	86,501

AUD	9,240,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(25,432)

AUD	4,560,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(2,002)

CAD	3,470,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(67,217)

JPY	358,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	85,016

JPY	482,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(61,628)

PLN	9,400,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	65,768

EUR	2,450,000	—	2/4/20	3.405%	6 month EUR-
					EURIBOR-
					REUTERS	(313,245)

	$111,960,700	(236,419)	7/16/20	3 month USD-
				LIBOR-BBA	3.15%	6,451,916

	97,502,700	366,393	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(10,711,773)

	48,342,900	—	7/20/12	0.84%	3 month USD-
					LIBOR-BBA	(273,122)

	3,854,000	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	164,229

Total						$(23,867,087)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$6,063,275	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(2,678)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,653,163	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(1,172)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,281,041	—	1/12/39	5.50% (1 month	Synthetic TRS	(36,548)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	5,089,003	—	1/12/39	5.50% (1 month	Synthetic TRS	(81,539)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	4,646,690	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(2,053)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	7,270,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(46,526)
					UK Retail Price
					Index

Goldman Sachs International
	$3,635,000	—	7/28/11	(0.685%)	USA Non Revised	9,197
					Consumer Price
					Index- Urban
					(CPI-U)

	3,635,000	—	7/29/11	(0.76%)	USA Non Revised	6,579
					Consumer Price
					Index- Urban
					(CPI-U)

	3,635,000	—	7/30/11	(0.73%)	USA Non Revised	7,779
					Consumer Price
					Index- Urban
					(CPI-U)

	13,188,981	82,431	1/12/39	5.50% (1 month	Synthetic TRS	(138,900)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

JPMorgan Chase Bank, N.A.
EUR	4,300,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	11,270
					HICP excluding
					tobacco

Total						$(274,591)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	$—	EUR 495,000	3/20/13	815 bp	$(112,184)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	—	$1,105,000	10/20/11	194 bp	(16,243)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(18,605)	2,090,000	12/20/19	(100 bp)	184,845

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	775,000	10/20/17	105 bp	(6,755)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	300,000	9/20/13	109 bp	(4,250)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 425,000	9/20/13	715 bp	55,655

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$1,495,000	3/20/14	56 bp	(24,128)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 400,000	9/20/13	477 bp	34,068

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 400,000	9/20/13	535 bp	43,144

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 420,000	3/20/13	680 bp	(97,568)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	28,017	$485,000	12/20/13	335 bp	48,399

Republic of
Argentina, 8.28%,
12/31/33	B3	—	705,000	6/20/14	235 bp	(103,293)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	1,190,000	11/20/11	(170 bp)	(8,589)

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa1	—	1,191,200	3/20/12	44 bp	(2,365)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	$—	$510,000	10/20/12	339 bp	$(60,857)

Total						$(70,121)

*Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$186,520	$—	$1,515

Energy	—	—	3,091

Total common stocks	186,520	—	4,606

Asset-backed securities	—	56,686,718	1,399,465

Convertible bonds and notes	—	1,111,441	—

Convertible preferred stocks	—	667	—

Corporate bonds and notes	—	98,923,539	1,363

Foreign government bonds and notes	—	29,555,020	—

Mortgage-backed securities	—	152,871,037	9,233,733

Preferred stocks	—	209,190	—

Purchased options outstanding	—	17,352,491	—

Senior loans	—	14,126,231	—

U.S. Government and Agency Mortgage Obligations	—	1,406,879	—

U.S. Treasury Obligations	—	6,129,521	—

Warrants	—	120	26,504

Short-term investments	5,479,910	72,576,405	—

Totals by level	$5,666,430	$450,949,259	$10,665,671

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,846,759	$—

Futures contracts	(1,024,638)	—	—

Written options	—	(43,836,746)	—

TBA sale commitments	—	—	—

Securities sold short	—	—	—

Receivable purchase agreement	—	—	—

Interest rate swap contracts	—	(22,228,429)	—

Total return swap contracts	—	(357,022)	—

Credit default contracts	—	(79,533)	—

Totals by level	$(1,024,638)	$(64,654,971)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $432,869,052)	$463,281,450
Affiliated issuers (identified cost $3,999,910) (Notes 1 and 6)	3,999,910

Cash	199,011

Foreign currency (cost $468) (Note 1)	655

Dividends, interest and other receivables	4,549,058

Receivable for investments sold	2,151,321

Unrealized appreciation on swap contracts (Note 1)	39,941,492

Unrealized appreciation on forward currency contracts (Note 1)	4,640,841

Premium paid on swap contracts (Note 1)	2,502,683

Total assets	521,266,421

LIABILITIES

Payable for variation margin (Note 1)	62,472

Distributions payable to shareholders	3,461,031

Payable for investments purchased	9,062,088

Payable for compensation of Manager (Note 2)	725,142

Payable for investor servicing fees (Note 2)	15,879

Payable for custodian fees (Note 2)	43,094

Payable for Trustee compensation and expenses (Note 2)	124,606

Payable for administrative services (Note 2)	766

Unrealized depreciation on forward currency contracts (Note 1)	2,794,082

Written options outstanding, at value (premiums received $34,911,373) (Notes 1 and 3)	43,836,746

Premium received on swap contracts (Note 1)	955,868

Unrealized depreciation on swap contracts (Note 1)	64,153,291

Collateral on certain derivative contracts, at value (Note 1)	14,530,285

Other accrued expenses	145,692

Total liabilities	139,911,042

Net assets	$381,355,379

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$528,768,788

Distributions in excess of net investment income (Note 1)	(1,338,399)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(144,159,085)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,915,925)

Total — Representing net assets applicable to capital shares outstanding	$381,355,379

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($381,355,379 divided by 65,424,306 shares)	$5.83

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME

Interest (net of foreign tax of $7,458) (including interest income of $19,120
from investments in affiliated issuers) (Note 6)	$41,201,392

Dividends	16,028

Total investment income	41,217,420

EXPENSES

Compensation of Manager (Note 2)	2,874,787

Investor servicing fees (Note 2)	191,104

Custodian fees (Note 2)	91,021

Trustee compensation and expenses (Note 2)	28,305

Administrative services (Note 2)	18,159

Interest expense (Note 2)	35,316

Other	345,914

Total expenses	3,584,606

Expense reduction (Note 2)	(1,244)

Net expenses	3,583,362

Net investment income	37,634,058

Net realized gain on investments (Notes 1 and 3)	20,638,323

Net realized gain on swap contracts (Note 1)	13,234,291

Net realized gain on futures contracts (Note 1)	11,967,381

Net realized gain on foreign currency transactions (Note 1)	2,839,617

Net realized gain on written options (Notes 1 and 3)	3,648,270

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	278,501

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreement during the year	(27,404,382)

Net gain on investments	25,202,001

Net increase in net assets resulting from operations	$62,836,059

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$37,634,058	$22,035,120

Net realized gain (loss) on investments and foreign
currency transactions	52,327,882	(102,052,358)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(27,125,881)	116,368,801

Net increase in net assets resulting from operations	62,836,059	36,351,563

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(69,922,875)	(34,859,749)

Increase in capital share transactions from reinvestment of distributions	5,053,775	634,849

Decrease from shares repurchased (Note 5)	—	(10,711,596)

Total decrease in net assets	(2,033,041)	(8,584,933)

NET ASSETS

Beginning of year	383,388,420	391,973,353

End of year (including distributions in excess of net investment income of $1,338,399 and undistributed net investment income
of $23,598,627, respectively)	$381,355,379	$383,388,420

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	64,565,117	66,640,509

Shares repurchased (Note 5)	—	(2,212,356)

Shares issued in connection with reinvestment of distributions	859,189	136,964

Shares outstanding at end of year	65,424,306	64,565,117

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value, beginning of period	$5.94	$5.88	$7.13	$7.08	$7.07

Investment operations:

Net investment income a	.58	.34	.49 f	.36 f	.34 f

Net realized and unrealized
gain (loss) on investments	.39	.24	(1.28)	.01	(.04)

Total from investment operations	.97	.58	(.79)	.37	.30

Less distributions:

From net investment income	(1.08)	(.54)	(.49)	(.36)	(.35)

Total distributions	(1.08)	(.54)	(.49)	(.36)	(.35)

Increase from shares repurchased	—	.02	.03	.04	.06

Net asset value, end of period	$5.83	$5.94	$5.88	$7.13	$7.08

Market value, end of period	$6.28	$5.99	$5.39	$6.41	$6.15

Total return at market value (%) b	25.33	24.66	(8.92)	10.15	4.17

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$381,355	$383,388	$391,973	$578,811	$664,410

Ratio of expenses to average
net assets (%) c	.94 d	1.02 d	.96 f	.90 f	.89 f

Ratio of expenses to average
net assets excluding interest
expense (%) c	.94	.98	.96 f	.90 f	.89 f

Ratio of net investment income
to average net assets (%)	9.82 d	7.05 d	7.29 f	5.01 f	4.84 f

Portfolio turnover (%)	87.94 e	223.19 e	158.75 e	77.78 e	113.12 e

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures contracts The fund uses futures contracts to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 2,000 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $270,700,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $133,400,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $87,900,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,813,700,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund enters into credit default contracts hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $36,600,000 on credit default swap contracts for the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $439,944 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $61,084,810 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $59,923,819.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $140,771,424 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

28,970,279	September 30, 2017

45,308,400	September 30, 2018

S) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,351,791 to decrease distribution in excess of net investment income and $27,451,857 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $20,100,066.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$48,370,801
Unrealized depreciation	(22,563,649)

Net unrealized	25,807,152
Undistributed ordinary income	3,896,106
Capital loss carryforward	(140,771,424)
Cost for federal income tax purposes	$441,474,208

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $655,823 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $203,849 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $5,393,339, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,244 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $284, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $324,241,871 and $406,198,796, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding	EUR	—	—
at beginning of period	JPY	—	—
	USD	483,999,000	26,542,096

Options opened	EUR	75,860,000	263,160
	JPY	96,000,000	59,304
	USD	352,963,160	14,341,422

Options exercised	EUR	—	—
	JPY	—	—
	USD	(50,976,500)	(2,284,221)

Options expired	EUR	—	—
	JPY	—	—
	USD	(89,172,500)	(3,687,924)

Options closed	EUR	(75,860,000)	(263,160)
	JPY	(96,000,000)	(59,304)
	USD	—	—

Written options outstanding	EUR	—	—
at end of period	JPY	—	—
	USD	696,813,160	34,911,373

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$356,699	Payables	$436,232

Foreign exchange
contracts	Receivables	4,640,841	Payables	2,794,082

Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Equity contracts	(depreciation)	26,624	(depreciation)	—

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	58,332,396*	(depreciation)	108,426,740*

Total		$63,356,560		$111,657,054

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,556,727)	$(1,556,727)

Foreign exchange
contracts	—	—	—	2,856,372	—	2,856,372

Equity contracts	—	8,151	—	—	—	8,151

Interest rate contracts	(1,158,834)	—	11,967,381	—	14,791,018	25,599,565

Total	$(1,158,834)	$8,151	$11,967,381	$2,856,372	$13,234,291	$26,907,361

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,131,644	$2,131,644

Foreign exchange
contracts	—	—	—	290,934	—	290,934

Equity contracts	—	(2,712)	—	—	—	(2,712)

Interest rate contracts	(5,462,804)	—	(2,059,776)	—	(41,072,756)	(48,595,336)

Total	$(5,462,804)	$(2,712)	$(2,059,776)	$290,934	$(38,941,112)	$(46,175,470)

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 5, 2008). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. During the reporting period the fund did not repurchase any common shares.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $19,120 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $288,868,049 and $302,188,074, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $64,091,478 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 28, 2010 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	57,937,355	1,612,169

Jameson A. Baxter	57,975,472	1,574,052

Charles B. Curtis	57,952,294	1,597,230

Robert J. Darretta	58,034,009	1,515,515

Myra R. Drucker	57,946,123	1,603,401

John A. Hill	57,978,033	1,571,491

Paul L. Joskow	58,003,491	1,546,033

Elizabeth T. Kennan*	57,896,508	1,653,016

Kenneth R. Leibler	58,006,313	1,543,211

Robert E. Patterson	57,981,620	1,567,904

George Putnam, III	57,972,986	1,576,538

Robert L. Reynolds	57,919,574	1,629,950

W. Thomas Stephens	57,980,425	1,569,099

Richard B. Worley	58,005,172	1,544,352

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN713 264125 11/10

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$84,585	$--	$5,800	$--
September 30, 2009	$87,993	$--	$5,800	$--

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2010	$ -	$ -	$ -	$ -
September 30,
2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R.Drucker
John A. Hill
Kenneth R. Leibler
Barbara M.Baumann

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

» The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

» The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

» The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

» The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

» The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

» Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

» The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

» The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

» The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

» The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

» Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

» The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

» The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the award pool or amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

» The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

» The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

» The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

» The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti - Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

» The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

» The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

» The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

» The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

» The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

» The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

» The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

» The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

» The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

» The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

» The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

» The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

» The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

» The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

» The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

» The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

» The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

» For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

» The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board.

Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees.

However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

» For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

» The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

» The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

» The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

» The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

» The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

» The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

» The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

» The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

» The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Compensation

» The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

» The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

» The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

» The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

» The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

» The funds will vote for proposals permitting companies to issue regulatory reports in English.

» The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

» The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 12, 2010

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined
	Fund	Employer	Positions Over Past Five Years

William Kohli	2002	Putnam	Team Leader, Portfolio Construction and
		Management	Global Strategy
		1994 – Present	Previously, Director, Global Core

Michael Atkin	2007	Putnam	Director of Sovereign Research,
		Management	Previously, Senior Economist and
		1997 – Present	Team Leader Country Analysis

Rob Bloemker	2005	Putnam	Head of Fixed Income
		Management	Previously, Deputy Head of Investments
		1999 – Present

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit
		Management
		1999 – Present

Paul Scanlon	2005	Putnam	Team Leader, U.S. High Yield
		Management	Previously, Portfolio Manager
		1999 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and
Portfolio Leader or	Other SEC-registered open-		Other accounts that pool assets		single-sponsor defined
Member	end and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	7*	$7,555,400,000	9	$2,249,500,000	7	$3,108,100,000

Rob Bloemker	19**	$13,702,200,000	23	$10,332,700,000	18***	$6,717,300,000

Michael Atkin	5	$6,284,800,000	4	$1,344,700,000	2	$1,404,100,000

Paul Scanlon	17*	$10,892,800,000	20	$2,667,400,000	5	$566,500,000

Kevin Murphy	14**	$10,989,200,000	17	$7,976,100,000	12	$4,248,800,000

* 2 accounts, with total assets of $1,270,700,000, pay an advisory fee based on account performance.

** 4 accounts, with total assets of $1,794,900,000, pay an advisory fee based on account performance.

***2 accounts, with total assets of $353,400,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

	Year		$0	$1–$10,000	$10,001

D. William Kohli	2010	*
Portfolio Leader	2009	*

Michael Atkin	2010	*
Portfolio Member	2009	*

Rob Bloemker	2010	*
Portfolio Member	2009	*

Kevin Murphy	2010	*
Portfolio Member	2009	*

Paul Scanlon	2010	*
Portfolio Member	2009	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -	-	-	-	4,451,695

October 7, 2009	-	-	-
October 8 -
October 31, 2009	-	-	-	6,456,512
November 1 -
November 30,
2009	-	-	-	6,456,512
December 1 -
December 31,
2009	-	-	-	6,456,512
January 1 -
January 31, 2010	-	-	-	6,456,512
February 1 -
February 28, 2010	-	-	-	6,456,512
March 1 - March
31, 2010	-	-	-	6,456,512
April 1 - April 30,
2010	-	-	-	6,456,512
May 1 - May 31,
2010	-	-	-	6,456,512
June 1 - June 30
2010	-	-	-	6,456,512
July 1 - July 31,
2010	-	-	-	6,456,512
August 1 - August
31, 2010	-	-	-	6,456,512
September 1 -
September 30,
2010	-	-	-	6,456,512

*In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The October 8, 2009 October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 6,542,431 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010